COMMONFUND INSTITUTIONAL FUNDS




PROSPECTUS
September 1, 2003




                                                        [LOGO OMITTED]commonfund





                                 [GRAPHIC OMITTED]



                                 CIF Core Equity Fund

                                 CIF Small Cap Fund

                                 CIF International Equity Fund


                                 Investment Manager
                                 COMMONFUND ASSET MANAGEMENT COMPANY, INC.


                                 Distributor
                                 COMMONFUND SECURITIES, INC.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

COMMONFUND INSTITUTIONAL FUNDS
Commonfund Institutional Funds (the "Company") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment funds, each with its own investment objectives and policies. The investment funds are sold primarily to institutional investors, including colleges, universities, private secondary schools, hospitals, foundations, pension funds, museums, libraries, performing arts groups and centers, public secondary school districts, charitable service organizations and others. The investment funds are not available to individuals, except current and former directors, officers and employees of Commonfund Asset Management Company, Inc. (the "Investment Manager"), its affiliates, consultants, and members of Commonfund advisory groups ("Eligible Individuals").


HOW TO READ THIS PROSPECTUS
The Company offers a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). Each Fund has its own investment goals and strategies. This prospectus gives you important information about the CIF Core Equity, CIF Small Cap and CIF International Equity Funds that you should know before investing. This prospectus has been arranged into different sections so that you can easily review this important information. Please read this prospectus and keep it for future reference.


THE EQUITY FUNDS
Equity funds invest in portfolios of common stocks and other equity securities of U.S. and foreign issuers. Investments in equity securities are subject to market risks, such as the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. In addition, investment in equity securities is subject to company specific risk. Individual portfolio companies may report poor results or be negatively affected by industry or economic trends and developments, and the prices of securities issued by such companies may decline in response. Prices of securities in foreign countries may be more volatile than investments in U.S. companies since events unique to a country or region will affect those markets and their issuers. As a result of changes in the prices of a Fund's portfolio securities, the value of shares of a Fund may fluctuate drastically from day-to-day or over a particular period. Equity funds may underperform funds that invest primarily in other asset classes, such as fixed income funds.



CIF Core Equity Fund                                3
CIF Small Cap Fund                                  7
CIF International Equity Fund                      10
Investment Manager                                 15
Investment Sub-Advisers and Portfolio Managers     17
Purchasing and Redeeming Fund Shares               19
Distribution of Fund Shares                        21
Dividends, Distributions and Taxes                 21
Financial Highlights                               23


To obtain more information about the Company please refer to the Back Cover of the Prospectus.

2 Commonfund Institutional Funds

CIF Core Equity Fund


INVESTMENT GOAL
Long-term capital appreciation


INVESTMENT FOCUS
A portfolio of common stocks of large and medium capitalization U.S. companies


PRINCIPAL INVESTMENT STRATEGY
The CIF Core Equity Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of large and medium capitalization U.S. companies. Generally, these issuers will have market capitalizations in the range of the companies in the S&P 500 Composite Index, which is the benchmark index for the Fund. The Fund is designed to add value over its benchmark primarily through stock selection, rather than sector or style variance, with volatility similar to that of its benchmark index.


The Fund seeks to achieve its investment objective by taking advantage of the stock selection expertise, primarily within the large cap sector, of its Sub-Advisers. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non-hedging purposes.


Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities.


The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the assets on a day-to-day basis, subject to oversight by the Investment Manager. Artisan Partners Limited Partnership ("Artisan"), John
A. Levin & Co., Inc. ("John A. Levin"), Marsico Capital Management, LLC ("Marsico Capital"), and Martingale Asset Management, L.P. ("Martingale") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. Artisan employs a bottom-up process to identify companies that possess three key investment criteria: franchise characteristics, attractive valuations and accelerating profit cycles. John A. Levin invests in stocks of large capitalization companies based on fundamental analysis with attention to defensive factors designed to provide protection in value driven environments. Marsico Capital employs a growth strategy designed to succeed in growth driven environments. Martingale employs a quantitative stock selection model designed to exploit persistent inefficiencies in the market. Martingale uses systematic portfolio construction to minimize unintended biases in the portfolio to allow stock specific risk to be the largest component of active risk while industry, beta (a stock's relative volatility), capitalization and sector weights closely mirror those of the overall benchmark. The Sub-Advisers may continue to hold securities which no longer satisfy their investment criteria.


The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another Sub-Adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


OTHER INVESTMENTS
The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").


                                                          CIF Core Equity Fund 3

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

In addition, at times the Fund's market sector, securities of large and medium capitalization U.S. companies, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES
Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.


Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.



4 Commonfund Institutional Funds

PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the S&P 500 Composite Index.

                                [CHART OMITTED]

                              CIF CORE EQUITY FUND
                              % Total Return

                              2001       -9.73%
                              2002      -20.56%


For the periods shown in the bar chart, the highest return in any calendar quarter was 11.46% (12/31/01) and the lowest quarterly return was -16.81% (09/30/02). The Fund's total return from January 1, 2003 to June 30, 2003 was 12.26%.

                                [CHART OMITTED]

For the Periods Ended December 31, 2002



                                        Average Annual        Total Return
                                                                  Since
                                                                Inception
                                            1 Year               (1/2/01)
CIF Core Equity Fund
    Before taxes on distributions          -20.56%                -15.31%
    After taxes on distributions*          -20.82%                -15.61%
    After taxes on distributions
    and sale of shares*                    -12.61%                -12.17%
S&P 500 Composite Index**                  -22.10%                -17.15%


* After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. THE RETURNS DO NOT APPLY TO NON-TAXABLE INVESTORS OR SHARES HELD IN AN IRA, 401(k) OR OTHER TAX-DEFERRED ACCOUNT.

** An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The S&P 500 Composite Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. The S&P 500 Composite Index is a market-value weighted index (stock price times number of shares outstanding, with each stock's weight in the Index proportionate to its market value).

***  The inception date for the Index return is 12/31/00.


                                                          CIF Core Equity Fund 5

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Management Fees                                                     0.45%

Distribution (12b-1) Fees                                           None

Other Expenses                                                      0.14%

--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                0.59%
--------------------------------------------------------------------------------
Fee waivers and expense reimbursements                              0.04%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                                  0.55%*
--------------------------------------------------------------------------------


* The Investment Manager has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 0.55% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
1 Year                                                              $ 56*
--------------------------------------------------------------------------------
3 Years                                                             $176*
--------------------------------------------------------------------------------
5 Years                                                             $307*
--------------------------------------------------------------------------------
10 Years                                                            $689*
--------------------------------------------------------------------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (0.55%).


6 Commonfund Institutional Funds

CIF Small Cap Fund

INVESTMENT GOAL
Long-term capital appreciation


INVESTMENT FOCUS

A portfolio of common stocks of smaller capitalization U.S. companies



PRINCIPAL INVESTMENT STRATEGY

The CIF Small Cap Fund invests primarily in equity securities of small U.S. companies. Generally, these companies will have market capitalizations in the range of the companies in the Russell 2000 Index, which is the benchmark index for the Fund. The Fund hires Sub-Advisers whose approaches to stock selection are complementary and are designed to add long-term value over the benchmark index. Short-term volatility may be greater than that of the benchmark index.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the small cap sector of the market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non-hedging purposes.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities of small companies. Stocks will be deemed small cap if, at the time of purchase, the market capitalization is below the greater of $2.5 billion or the total market capitalization of the highest market capitalization stock in the benchmark index.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Artisan Partners Limited Partnership ("Artisan"), Chartwell Investment Partners, L.P. ("Chartwell"), Martingale Asset Management, L.P. ("Martingale"), and TCW Asset Management Company ("TCW") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. Martingale uses a proprietary, quantitative strategy exclusive to the Investment Manager. Martingale constructs a diversified portfolio in which stock specific risk is typically the largest component of active risk, while industry, beta (a stock's relative volatility), capitalization and sector weights closely mirror those of the benchmark index. The other Sub-Advisers seek to capitalize on the inefficiencies of the small cap universe by conducting bottom-up fundamental analysis. Artisan invests in under-followed companies that it believes are well managed and whose stock prices do not fully reflect their intrinsic value. Companies in Artisan's portfolio typically meet Artisan's criteria for annual growth in earnings, and valuation analysis focuses on discount to intrinsic value and return on invested capital. Chartwell emphasizes companies with entrenched competitive positions, products and service offerings. Their holdings include companies that have demonstrated strong increases in earnings per share purchased at attractive valuations. TCW calculates a company's intrinsic value based on its assets, its absolute level of recurring earnings and its earnings power, and buys those companies it believes are selling at a deep discount to intrinsic value. The Sub-Advisers may continue to hold securities which no longer satisfy their investment criteria.


The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another Sub-Adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


                                                            CIF Small Cap Fund 7

OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

The risk of investing in equity securities is intensified in the case of the smaller companies in which the Fund invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies and such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Fund may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

In addition, at times the Fund's market sector, equity securities of small companies, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

RISKS OF HOLDING CERTAIN SECURITIES

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.


Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.



8 Commonfund Institutional Funds

PERFORMANCE INFORMATION

As of the date of this prospectus, the Fund had not yet commenced operations, and did not have a performance history.



FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Management Fees                                                       0.90%

Distribution (12b-1) Fees                                             None

Other Expenses                                                        0.20%*
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.10%
--------------------------------------------------------------------------------
Fee waivers and expense reimbursements                                0.10%
NET ANNUAL FUND OPERATING EXPENSES                                    1.00%**
--------------------------------------------------------------------------------

* Other expenses were estimated assuming average daily net assets of the Fund of $100 million.


** The Investment Manager has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 1.00% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


--------------------------------------------------------------------------------
1 Year                                                                   $102*
--------------------------------------------------------------------------------
3 Years                                                                  $318*
--------------------------------------------------------------------------------


* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (1.00%).


                                                            CIF Small Cap Fund 9

CIF International Equity Fund

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
A portfolio of equity securities of non-U.S. issuers

PRINCIPAL INVESTMENT STRATEGY

The CIF International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund generally invests in equity securities of non-U.S. issuers represented in the MSCI World Ex-US Index, which is the benchmark index for the Fund. The Fund also may invest up to 10% of its assets in equity securities of issuers located in emerging markets. The Fund may use derivative instruments for both hedging and non-hedging purposes.


The Fund seeks to achieve its investment objective through the construction of "core" and "satellite" portfolios. The "core" portfolio, which ordinarily will comprise approximately 50% of the Fund, utilizes a market-oriented Sub-Adviser with a strong bottom-up stock selection and sector allocation process that favors both value and growth stocks. "Satellite" portfolios whose Sub-Advisers apply a more targeted investment strategy, such as growth or value, and which may deviate more from the benchmark in terms of volatility and stock selection will comprise up to 50% of the Fund. The Fund may invest up to 10% of its assets in a passively managed international equity index strategy.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities.


The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Capital Guardian Trust Company ("Capital Guardian"), Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") and TT International Investment Management ("TT International") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. Capital Guardian manages the "core" portfolio by applying a market-oriented approach that includes bottom-up stock selection and sector allocation. Country allocation is a by-product of the stock selection process. GMO applies a value-oriented approach to selecting investments. TT International uses a growth-oriented approach to stock selection coupled with geo-political country analysis. The Sub-Advisers may continue to hold securities which no longer satisfy their investment criteria.


The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another Sub-Adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.

OTHER INVESTMENTS
The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to


10 Commonfund Institutional Funds
events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities. In addition, at times the Fund's market sector, equity securities of foreign issuers, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

RISKS OF HOLDING CERTAIN SECURITIES
Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Foreign Securities. Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging Market Risks. The Fund may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


                                                CIF International Equity Fund 11

PERFORMANCE INFORMATION
The bar chart and the total return table provide some indication of the risks of investing in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the MSCI World Ex-US Index and the MSCI EAFE Index.

                                [CHART OMITTED]

                         CIF INTERNATIONAL EQUITY FUND

                         2001     -18.07%
                         2002     -13.37%



For the periods shown in the bar chart, the highest return in any calendar quarter was 9.50% (12/31/01) and the lowest quarterly return was -18.45% (09/30/02). The Fund's total return from January 1, 2003 to June 30, 2003 was 9.05%.



                                [CHART OMITTED]


For the Periods Ended December 31, 2002

                                        Average Annual        Total Return
                                                                  Since
                                                                Inception
                                            1 Year               (1/2/01)
CIF International Equity Fund
    Before taxes on distributions          -13.37%                -15.75%
    After taxes on distributions*          -13.94%                -16.30%
    After taxes on distributions
    and sale of shares*                     -8.13%                -12.59%
MSCI World Ex-US Index**+                  -15.80%                -18.65%***
MSCI EAFE Index**+                         -15.94%                -18.74%***

* After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. AFTER-TAX RETURNS DO NOT APPLY TO NON-TAXABLE INVESTORS OR SHARES HELD IN AN IRA, 401(k) OR OTHER TAX-DEFERRED ACCOUNT.

** An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The MSCI World Ex-US Index is an unmanaged market capitalization-weighted equity index comprising the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capita. There are 21 countries within this index. The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices.

***  The inception date for the Index return is 12/31/00.

+ The Fund has changed its index from the MSCI EAFE Index to the MSCI World Ex-US Index because the MSCI World Ex-US Index is more representative of the type of securities in which the Fund invests.


12 Commonfund Institutional Funds

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


--------------------------------------------------------------------------------
Management Fees                                                       0.70%

Distribution (12b-1) Fees                                             None

Other Expenses                                                        0.32%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.02%
--------------------------------------------------------------------------------
Fee waivers and expense reimbursements                                0.22%
--------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                                    0.80%*
--------------------------------------------------------------------------------


* The Investment Manager has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 0.80% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
1 Year                                                                  $ 82*
--------------------------------------------------------------------------------
3 Years                                                                 $255*
--------------------------------------------------------------------------------
5 Years                                                                 $444*
--------------------------------------------------------------------------------
10 Years                                                                $990*
--------------------------------------------------------------------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (0.80%).


                                                CIF International Equity Fund 13

Investment Manager

COMMONFUND ASSET MANAGEMENT COMPANY, INC. (the "Investment Manager"), located at 15 Old Danbury Road, Wilton, CT 06897-0812, is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager also are responsible for Commonfund's investment program, which is composed of more than 35 funds with more than $20 billion in assets as of June 30, 2003, and is conducted in a "manager of managers" format. The CIF Small Cap Fund will pay the Investment Manager an annual management fee of 0.90%, shown as a percentage of average daily net assets of the CIF Small Cap Fund. For the fiscal year ended April 30, 2002, the CIF Core Equity Fund and the CIF International Equity Fund paid the Investment Manager a management fee (after fee waivers), shown as a percentage of average net assets of the Fund, as follows:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CIF Core Equity Fund                                                   0.41%
--------------------------------------------------------------------------------
CIF International Equity Fund                                          0.48%
--------------------------------------------------------------------------------


The Investment Manager acts as a "manager of managers" for the Funds, and supervises adherence by the Sub-Advisers to each Fund's investment policies and guidelines. The Investment Manager can allocate and reallocate assets among Sub-Advisers and can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager and the Company have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Investment Manager to hire and terminate Sub-Advisers, subject to the approval of the Board of Directors, without shareholder approval. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO ALLOCATE ASSETS TO SUB-ADVISERS AND TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.


Commonfund and the Investment Manager employ a team to supervise the Sub-Advisers, which includes the following members:

LYN HUTTON, CFA, Chair of the Board; Chief Investment Officer, Commonfund
Group. Ms. Hutton joined Commonfund in 2003. In this capacity, Ms. Hutton has oversight responsibility for all aspects of investment strategy, portfolio management, due diligence, and manager selection for all of the organization's investment funds, as well as non-investment products and services. She also chairs the Commonfund Group Investment Committee. Before joining the firm, she served as the Vice President and Chief Financial Officer of the John D. and Catherine T. MacArthur Foundation from June 1998. She was responsible for the financial administration of the Foundation and for management of the Foundation's $4.0 billion investment portfolio. In addition, Ms. Hutton was a corporate officer of the Foundation and a member of its senior management team. Prior to MacArthur, Ms. Hutton served at Dartmouth College as Vice President and Treasurer, handling its investments and treasury, budgeting and planning, the controller's office, internal audit, administrative services, facilities and operations and human resources. She has also been Senior Vice President, Administration and Treasurer for the University of Southern California. Ms. Hutton is a Chartered Financial Analyst and was a Certified Public Accountant (currently non-practicing), and a member of the Association for Investment Management and Research. She serves on several boards, and has been a Trustee for Commonfund, Commonfund Realty and Commonfund Capital. Ms. Hutton is an alumna of the University of Southern California and graduated with honors from the USC School of Business Administration.

MICHAEL H. STRAUSS, Member of the Board and Chief Operating Officer; Chief Economist, Commonfund Group. Mr. Strauss joined Commonfund in 1998. Mr. Strauss has 20 years of institutional financial services and investment experience. Previously, he held positions as a chief economist and financial market strategist with Sanwa Securities, Yamaichi International (America) Inc., and UBS Securities. Mr. Strauss received the Market News Forcaster Award


14 Commonfund Institutional Funds
as the most accurate "Wall Street" economist for 1997. He has been a speaker on CNN and CNBC and, over the years, has been quoted by Reuters, Dow Jones Capital Markets, The New York Times, The Wall Street Journal, and Barrons. Mr. Strauss has been a faculty member at the National Association of College and University Business Officers (NACUBO) Treasury Conference. He has a B.S. degree with distinction from Cornell University and an M.B.A. with distinction from New York University.



MARK A. BENNETT, Managing Director; Member of the Equity Team. Mr. Bennett joined the Investment Manager in 1998. Prior to that he was an Investment Consultant for defined benefit services for CIGNA Retirement and Investment Services. From 1993 to 1996, he was an asset allocation analyst and consultant for CIGNA-Connecticut General Pension Services, Inc. He received a B.S. from Bryant College and an M.B.A. from the University of Hartford. Mr. Bennett is a Chartered Financial Analyst and is a member of the Hartford Society of Financial Analysts and the Association for Investment Management and Research.

DAVID J. SCHOFIELD, Managing Director; Member of the Equity Team. Mr. Schofield joined the Investment Manager in February 2002. Prior to joining the Investment Manager, he served as Director, Investment Oversight, at Montgomery Asset Management from 2000 to 2001. Prior to that, he worked at Frank Russell Company as a Senior Equity Analyst researching and evaluating international/global investment managers from 1995 to 2000, and was an equity analyst for Dodge & Cox Investment Management from 1991 to 1995. Mr. Schofield has a B.A. in political science from the University of Pennsylvania, an M.B.A. in finance and marketing from J. L. Kellogg Graduate School of Management, Northwestern University and is a Chartered Financial Analyst.



                                                           Investment Manager 15

Investment Sub-Advisers and Portfolio Managers

CIF CORE EQUITY FUND


o Artisan Partners Limited Partnership ("Artisan"), located at 1000 North Water Street, Suite 1770, Milwaukee, WI 53202, provides investment advisory services to corporations, public funds and other institutional investors. Organized in December 1994, Artisan commenced operations in 1995 and had approximately $24.9 billion in assets under management as of June 30, 2003.

     Andrew C. Stephens and James D. Hamel serve as Portfolio Manager and Co-Portfolio Manager, respectively, to the CIF Core Equity Fund. Mr. Stephens, a Managing Director, has been with Artisan since 1997 and has over 10 years of investment experience. Mr. Hamel, an Analyst, has been with Artisan since 1997 and has over 10 years experience in the investment business.

o John A. Levin & Co., Inc. ("John A. Levin"), located at One Rockefeller Plaza, 25th Floor, New York, NY 10020, provides investment advisory services to individuals, investment companies, and other institutions. Established in 1982, John A. Levin had approximately $11.6 billion in assets under management as of June 30, 2003.

     An investment team headed by John A. Levin provides investment advice for the CIF Core Equity Fund. Mr. Levin is Chairman and Chief Executive Officer and has been with John A. Levin since its founding in 1982. Mr. Levin has over 40 years of investment experience.


o Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 Seventeenth Street, Suite 1300, Denver, CO 80202, provides investment advisory services to individuals, investment companies, and other institutions. Established in 1997, Marsico Capital had approximately $21.0 billion in assets under management as of June 30, 2003.


     An investment team headed by Thomas F. Marsico provides investment advice for the CIF Core Equity Fund. Mr. Marsico is Chairman, Chief Executive Officer and Senior Portfolio Manager and has been with Marsico Capital since its founding in 1997. Prior to joining Marsico Capital, Mr. Marsico was a portfolio manager and securities analyst with Janus Capital Corporation from 1986-1997. Mr. Marsico has over 23 years of investment experience.

o Martingale Asset Management, L.P. ("Martingale"), located at 222 Berkeley Street, Boston MA 02116, provides investment advisory services to corporations, registered investment companies and institutions. Established in 1987, Martingale had approximately $1.5 billion in asset under management as of June 30, 2003.

     An investment team headed by William E. Jacques, one of Martingale's founding partners, provides investment advice for the CIF Core Equity Fund. Mr. Jacques has been with Martingale since its organization in 1987 and has over 25 years of investment experience.


CIF SMALL CAP FUND

o Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to the CIF Small Cap Fund. Information about Artisan is included under the CIF Core Equity Fund.

     An investment team headed by Carlene M. Ziegler and Marina T. Carlson provides investment advice for the CIF Small Cap Fund. Ms. Ziegler, a Managing Director and co-founder of the firm, has been with Artisan since its organization in 1994 and has over 21 years of investment experience. Ms. Carlson, a Managing Director, has been with Artisan since March 1999 and has over 16 years experience in the investment business. Prior to joining Artisan, Ms. Carlson was a portfolio manager with Strong Capital Management, Inc. from 1991-1999.

o Chartwell Investment Partners, L.P. ("Chartwell"), located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, provides investment advisory services to corporations, registered investment companies and institutions. Established in 1997, Chartwell had approximately $5.4 billion in assets under management as of June 30, 2003.


16 Commonfund Institutional Funds

     An investment team headed by Ed Antoian and Michael Jones provides investment advice for the CIF Small Cap Fund. Mr. Antoian, a Managing Partner and founder of Chartwell, has been with the firm since its organization in 1997. Prior to joining Chartwell, Mr. Antoian was a Senior Portfolio Manager at Delaware Investment Advisers from 1984-1997. Mr. Jones, a Managing Partner, has been with Chartwell since 1998. Prior to joining Chartwell, he was a Portfolio Manager at Pilgrim Baxter and Associates from 1995-1998.

o Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to the CIF Small Cap Fund. Information about Martingale is included under the CIF Core Equity Fund.

     An investment team headed by William Jacques, one of Martingale's founding partners, provides investment advice for the CIF Small Cap Fund. Mr. Jacques has been with Martingale since its organization in 1987 and has over 25 years of investment experience.

o TCW Asset Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1971, TCW had approximately $84.2 billion under management as of June 30, 2003.

     An investment team headed by Nick Galluccio and Susan Schottenfeld provides investment advice for the CIF Small Cap Fund. Mr. Galluccio, a Managing Director, has been with TCW since 1982. Ms. Schottenfeld, a Managing Director, has been with TCW since 1985 and has over 20 years of experience.



CIF INTERNATIONAL EQUITY FUND


o Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope, Los Angeles, CA 90071, provides investment advisory services to institutional and private clients. Established in 1931, Capital Guardian had approximately $121.4 billion in assets under management as of June 30, 2003.

     The Capital Guardian International (Non-U.S.) Equity investment team provides investment advice for the CIF International Equity Fund. The investment team is composed of David I. Fisher, Hartmut Giesecke, Arthur Gromadzki, Richard Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolph M. Staehelin. The team has an average of 22 years with Capital Guardian and 26 years of investment experience.

o Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"), located at 40 Rowes Wharf, Boston, MA 02110, provides investment advisory services to individuals, investment companies and other institutions. Established in 1977, GMO had approximately $33.8 billion in assets under management as of June 30, 2003.

     Ann M. Spruill serves as portfolio manager to the CIF International Equity Fund. Ms. Spruill has been with GMO since 1990 and has over 17 years of investment experience.

o TT International Investment Management ("TT International"), located at Martin House, 5 Martin Lane, London, EC4R ODP, England, provides investment advisory services to corporations, public funds and other institutional clients. A U.K.-based partnership established in 1993, TT International had approximately $7.6 billion in assets under management as of June 30, 2003.

     An investment team headed by Timothy A. Tacchi provides investment advice for the CIF International Equity Fund. Mr. Tacchi is Senior Partner of TT International. He has been with the firm since the partnership's formal inception in July 1993, and since 1988 oversaw investments for the predecessor firm, which he founded and of which he was the sole proprietor. Mr. Tacchi has over 28 years of investment experience.

                               Investment Sub-Advisers and Portfolio Managers 17

Purchasing and Redeeming Fund Shares

This section tells you how to purchase and redeem shares of a Fund.


INVESTING IN THE COMMONFUND INSTITUTIONAL FUNDS -- A SUMMARY
In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus to:

   Commonfund Institutional Funds
   15 Old Danbury Road
   P.O. Box 812
   Wilton, CT 06897-0812

The minimum initial investment for each Fund is $1,000,000 for institutions and $1,000 for Eligible Individuals. The minimum subsequent investment is $1,000, except that no minimum applies to reinvestments from dividends and distributions. The minimum initial investment may be waived by the Investment Manager.

Once you are a shareholder of the Commonfund Institutional Funds you can do the following:

BY TELEPHONE -- Shareholders can purchase or redeem Fund shares by calling 1-888-TCF-FUND.

BY WIRE -- Shareholders can purchase Fund shares by wiring federal funds to:

   Investors Bank & Trust Company
   ABA #011001438
   Account #020103345

Further Credit: Fund name, shareholder name and shareholder account number must be specified. Please call in advance to let us know that you intend to make an investment.


PURCHASING SHARES


WHEN CAN YOU PURCHASE SHARES?


You may purchase shares of a Fund on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").


To open an account:

Please send your completed New Account Application to Commonfund Institutional Funds, 15 Old Danbury Rd., P.O. Box 812, Wilton, CT 06897-0812. All investments must be made by wire. The Funds do not accept checks or cash.

Please call the Funds to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds to: Investors Bank & Trust Company; ABA #011001438; Account #020103345; Further Credit: Fund name, shareholder name and shareholder account number must be specified.


HOW ARE FUND SHARE PRICES CALCULATED?
The price per share (the offering price) will be the net asset value ("NAV") per share next determined after a Fund receives your purchase order in good order (defined below). Each Fund's NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).


18 Commonfund Institutional Funds

NET ASSET VALUE
NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its portfolio at market price. If market prices are unavailable or the Fund determines that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. In the event the Fund determines a price is unreliable, it may value the security at a price that is different from the market price. A Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


ACCEPTANCE OF SUBSCRIPTIONS

In order for your purchase to be processed on the trade date, your order must be received in good order prior to the time the Fund determines its NAV. To be in good order, a Fund must receive your purchase order and funds by 4:00 p.m. Eastern time. A Fund may reject any purchase order if it does not receive funds by 4:00 p.m. Eastern time or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.



PURCHASING ADDITIONAL SHARES
Current shareholders are eligible to purchase shares by phone by calling 1-888-TCF-FUND if they have requested that privilege by checking the appropriate box on the New Account Application. Purchases of additional shares may also be effected by contacting the Funds directly by mail.


TELEPHONE TRANSACTIONS
Purchasing or redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with the Funds by telephone, you will generally bear the risk of any loss.


REDEEMING SHARES
You may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone (1-888-TCF-FUND). The redemption price of each share will be the NAV next determined after a Fund receives your request. Payments in redemption will be made by wire transfer to the account designated in your New Account Application or another account that has properly been designated with a signature guarantee.


SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying signatures. The signature(s) must be guaranteed by an acceptable financial institution such as a national or state bank, a trust company, a federal savings and loan association, a credit union or a broker-dealer that is a member of a national securities exchange. Notarization is not acceptable. Financial institutions that participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.


METHODS FOR REDEEMING SHARES
BY MAIL -- If you wish to redeem shares of a Fund by mail, send a letter to Commonfund Institutional Funds with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by phoning 1-888-TCF-FUND.

BY TELEPHONE -- When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

                                         Purchasing and Redeeming Fund Shares 19

SYSTEMATIC WITHDRAWAL PLAN -- You may arrange monthly, quarterly, semi-annual or annual automatic withdrawals (redemptions) from your account.

REDEMPTIONS IN KIND -- The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). In the highly unlikely event that your shares are redeemed in kind, you will have to pay transaction costs to sell the securities distributed to you. In addition, the securities will be subject to market risks until you sell them.

SUSPENSION OF YOUR RIGHT TO REDEEM SHARES -- A Fund may suspend your right to redeem shares if the NYSE restricts trading, the SEC declares an emergency or for such other periods as the SEC may by order permit.

INVOLUNTARY SALES OF YOUR SHARES -- If your account balance drops below the required minimum of $1,000,000 for institutions or $1,000 for Eligible Individuals as a result of shareholder redemptions, a Fund may redeem your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid redemption of your shares.


RECEIVING YOUR MONEY
Normally, a Fund will send your redemption proceeds the next Business Day after it receives your request. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.



Distribution of Fund Shares

Commonfund Securities, Inc. is the distributor of the Funds and receives no compensation from the Funds for that service.



Dividends, Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

Each Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund.


TAXES

Each Fund is managed without regard to tax consequences to shareholders. Shareholders seeking to finance tax obligations may need to redeem shares.


Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. This is true whether or not such dividends or distributions are received in cash or are reinvested in additional shares of a Fund. A Fund's distribution of these amounts is taxed as ordinary income, qualified dividends, or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. Dividends from a Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income generally are taxable as ordinary income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of generally

20 Commonfund Institutional Funds

15 percent (5 percent for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Each sale or exchange of Fund shares is a taxable event.



This summary is based on current tax laws, which may change.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.


                                           Dividends, Distributions and Taxes 21

Financial Highlights


The financial highlights table is intended to help you understand the CIF Core Equity and CIF International Equity Funds' financial performance for the period of their operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the CIF Core Equity and CIF International Equity Funds' financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-888-TCF-FUND.



                        COMMONFUND INSTITUTIONAL FUNDS
     FINANCIAL HIGHLIGHTS -- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


CIF CORE EQUITY FUND


                                                                                                             For the Period
                                                                                                             January 2, 2001
                                                                      For the Fiscal     For the Fiscal       (Commencement
                                                                        Year Ended         Year Ended        of Operations)
                                                                      April 30, 2003     April 30, 2002     to April 30, 2001
                                                                     ----------------   ----------------   ------------------
Net Asset Value, beginning of period .............................         $8.72              $9.56             $10.00
                                                                           -----              -----             ------
Income from Investment Operations:
 Net investment income (loss) ....................................         0.07               0.06                0.03
 Net realized and unrealized gain (loss) on investments ..........        (1.35)             (0.84)              (0.44)
                                                                          -----              -----               -----
  Total from Investment Operations: ..............................        (1.28)             (0.78)              (0.41)
                                                                          -----              -----               -----
Less Distributions:
 Dividends from net investment income ............................        (0.07)             (0.06)              (0.03)
                                                                          -----              -----               -----
 From net realized gain on investments ...........................           --                 --                  --
                                                                          -----              -----               -----
  Total distributions ............................................        (0.07)             (0.06)              (0.03)
                                                                          -----              -----               -----
Net increase (decrease) in net asset value .......................        (1.35)             (0.84)               (.44)
                                                                          -----              -----                ----
Net Asset Value, end of period ...................................        $7.37              $8.72               $9.56
                                                                          =====              =====               =====
  Total Return (a) ...............................................       (14.65)%            (8.13)%             (4.09)%**
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's) ................................      $154,011           $136,053           $104,813
Ratios to average net assets:
 Net investment income (after reimbursement and waiver of certain
  operating expenses) ............................................         1.02%              0.71%               1.07%*
 Net investment income (before reimbursement and waiver of certain
  operating expenses) ............................................         0.98%              0.67%               0.80%*
 Operating expenses (after reimbursement and waiver of certain
  operating expenses) ............................................         0.55%              0.55%               0.55%*
 Operating expenses (before reimbursement and waiver of certain
  operating expenses) ............................................         0.59%              0.59%               0.82%*
Portfolio Turnover Rate ..........................................           66%                66%                 20%**


----------
*    Annualized.

**   Not annualized.

(a)  Total return would have been lower had certain expenses not been waived.


22 Commonfund Institutional Funds

                         CIF INTERNATIONAL EQUITY FUND



                                                                                                             For the Period
                                                                                                             January 2, 2001
                                                                      For the Fiscal     For the Fiscal       (Commencement
                                                                        Year Ended         Year Ended        of Operations)
                                                                      April 30, 2003     April 30, 2002     to April 30, 2001
                                                                     ----------------   ----------------   ------------------
Net Asset Value, beginning of period .............................         $8.23              $9.37               $10.00
                                                                           -----              -----               ------
Income from Investment Operations:
 Net investment income (loss) ....................................          0.10               0.08                 0.04
 Net realized and unrealized gain (loss) on investments ..........         (1.28)             (1.12)               (0.63)
                                                                           -----              -----                -----
  Total from Investment Operations: ..............................         (1.18)             (1.04)               (0.59)
                                                                           -----              -----                -----
Less Distributions:
 Dividends from net investment income ............................         (0.13)             (0.10)               (0.04)
 From net realized gain on investments ...........................           --                 --                   --
                                                                           -----              -----                -----
  Total distributions ............................................         (0.13)             (0.10)               (0.04)
                                                                           -----              -----                -----
Net increase (decrease) in net asset value .......................         (1.31)             (1.14)               (0.63)
                                                                           -----              -----                -----
Net Asset Value, end of period ...................................         $6.92              $8.23                $9.37
                                                                           =====              =====                =====
  Total Return (a) ...............................................        (14.29)%           (11.10)%              (5.89)%**
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's) ................................      $122,399        $1   01,302              $98,887
Ratios to average net assets:
 Net investment income (after reimbursement and waiver of certain
  operating expenses) ............................................          1.63%              1.01%                1.37%*
 Net investment income (before reimbursement and waiver of certain
  operating expenses) ............................................          1.41%              0.54%                1.08%*
 Operating expenses (after reimbursement and waiver of certain
  operating expenses) ............................................          0.80%              0.80%                0.80%*
 Operating expenses (before reimbursement and waiver of certain
  operating expenses) ............................................          1.02%              1.27%                1.09%*
Portfolio Turnover Rate ..........................................            61%                66%                  21%**


----------
*    Annualized.

**   Not annualized.

(a)  Total return would have been lower had certain expenses not been waived.

                                                         Financial Highlights 23

COMMONFUND INSTITUTIONAL FUNDS

INVESTMENT MANAGER                                 LEGAL COUNSEL
Commonfund Asset                                   Morgan, Lewis & Bockius LLP
Management Company, Inc.                           1701 Market Street
                                                   Philadelphia, PA 19103

DISTRIBUTOR
Commonfund Securities, Inc.

More information about Commonfund Institutional Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated September 1, 2003, includes more detailed information about Commonfund Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.



TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE: Call 1-888-TCF-FUND

BY MAIL: Write to


   Commonfund Institutional Funds
   15 Old Danbury Road
   P.O. Box 812
   Wilton, CT 06897-0812


BY INTERNET: http://www.commonfund.org

FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about Commonfund Institutional Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Company's Investment Company Act registration number is 811-9555.

COMMONFUND INSTITUTIONAL FUNDS



PROSPECTUS
September 1, 2003



[GRAPHIC OMITTED]
                                                      [COMMON FUND LOGO OMITTED]
                                                                      commonfund
                                      ------------------------------------------
                                      CIF INFLATION-INDEXED BOND FUND

                                      CIF SHORT DURATION FUND

                                      CIF CORE PLUS BOND FUND


                                      INVESTMENT MANAGER
                                      Commonfund Asset Management Company, Inc.


                                      DISTRIBUTOR
                                      Commonfund Securities, Inc.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

COMMONFUND INSTITUTIONAL FUNDS

Commonfund Institutional Funds (the "Company") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment funds, each with its own investment objectives and policies. The investment funds are sold primarily to institutional investors, including colleges, universities, private secondary schools, hospitals, foundations, pension funds, museums, libraries, performing arts groups and centers, public secondary school districts, charitable service organizations and others. The investment funds are not available to individuals, except current and former directors, officers and employees of Commonfund Asset Management Company, Inc. (the "Investment Manager"), its affiliates, consultants, and members of Commonfund advisory groups ("Eligible Individuals").


HOW TO READ THIS PROSPECTUS

The Company offers a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). Each Fund has its own investment goals and strategies. This prospectus gives you important information about the CIF Inflation-Indexed Bond, CIF Short Duration and CIF Core Plus Bond Funds that you should know before investing. This prospectus has been arranged into different sections so that you can easily review this important information. Please read this prospectus and keep it for future reference.


THE FIXED INCOME FUNDS

Fixed income funds are subject to the risks of investing in bonds and other fixed income securities. The prices of bonds and other fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in the actual or perceived creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and vice versa. Also, longer term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Fixed income funds offer shares and accept redemptions every day at current net asset value and they generally do not hold securities until maturity. Gains and losses from price fluctuations in fixed income securities can affect investment returns. Some of these gains and losses could be avoided by purchasing fixed income securities directly and holding them until maturity. Lower rated securities are also more volatile, since the prospects for repayment of principal and interest are more speculative. Moreover, fixed income funds may substantially underperform funds that invest primarily in other asset classes, including equity-oriented funds.


CIF Inflation-Indexed Bond Fund                     3
CIF Short Duration Fund                             7
CIF Core Plus Bond Fund                            11
Investment Manager                                 16
Investment Sub-Advisers and Portfolio Managers     18
Purchasing and Redeeming Fund Shares               19
Distribution of Fund Shares                        21
Dividends, Distributions and Taxes                 21
Financial Highlights                               23


To obtain more information about the Company please refer to the Back Cover of the Prospectus.

2 Commonfund Institutional Funds

CIF Inflation-Indexed Bond Fund

INVESTMENT GOAL

Maximize real return to the extent consistent with preservation of capital and liquidity

INVESTMENT FOCUS

A portfolio of U.S. Treasury Indexed Securities of varying maturities

PRINCIPAL INVESTMENT STRATEGY

The CIF Inflation-Indexed Bond Fund invests primarily in U.S. Treasury
Inflation Indexed Securities. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of a bond's principal or the interest paid on the bond is adjusted to track changes in the U.S. Consumer Price Index. Up to 20% of the Fund may be invested in investment grade securities that are not indexed to inflation. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by the Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Lehman Brothers U.S. TIPS Index. The Fund will normally maintain effective duration within (+/-) 1.5 years of the Lehman Brothers U.S. TIPS Index.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in fixed income securities linked to inflation.

The Investment Manager allocates the Fund's assets among one or more selected Sub-Advisers, who in turn manage the assets on a day-to-day basis, subject to oversight by the Investment Manager. Western Asset Management Company ("WAMCO") serves as Sub-Adviser to the Fund. The Sub-Adviser selects investments for the Fund based on its own investment style and strategy. WAMCO applies a value-oriented approach to managing assets for the Fund, with an emphasis on multiple strategies, including duration, term structure and sector allocation. WAMCO implements its strategy through an assessment of real interest rates, expected inflation rates and the relative volatility of real yield to nominal yields.

The Sub-Adviser seeks to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.

OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers, including governments. These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. The prices of fixed income securities also may fluctuate in response to changes in credit risk. Prices of longer-term securities are generally more volatile, so the average maturity of the Fund's portfolio affects risk.


                                               CIF Inflation-Indexed Bond Fund 3

The Investment Manager's allocation of Fund assets to the Sub-Adviser and the Sub-Adviser's judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

U.S. Government Securities. U.S. Government securities are considered to be those with the least credit risk, but U.S. Government securities are subject to price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to slightly greater credit risks.

Inflation-Indexed Securities. The value of inflation-indexed bonds generally will fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. As a result, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In contrast, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.

Asset-Backed Securities. Asset-backed securities are fixed income securities representing an interest in a pool of loans or receivables of an entity, such as a bank or credit card company. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Prepayments on underlying assets generally alter the cash flow from asset-backed securities and as a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to predict with certainty the actual maturity date or average life of an asset-backed security and, therefore, to assess the volatility risk of the Fund.

Mortgage-Backed Securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. Declining interest rates tend to encourage the prepayment of mortgage-backed securities. As a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security and, therefore, to assess the volatility risk of the Fund.


Corporate Securities. Corporate securities are fixed income securities issued by private businesses. Corporate securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate securities are subject to the risk that the issuer of a corporate security may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions of these payments could adversely affect the market value of the corporate security. In addition, due to lack of uniformly available information about issuers or differences in the issuers sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.



4 Commonfund Institutional Funds

PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the Lehman Brothers U.S. TIPS Index.



[GRAPHIC OMITTED]

CIF INFLATION-INDEXED BOND FUND
% Total Return


2001     7.88%
2002    16.35%




For the periods shown in the bar chart, the highest return in any calendar quarter was 8.02% (09/30/02) and the lowest quarterly return was 0.74% (12/31/01). The Fund's total return from January 1, 2003 to June 30, 2003 was 5.95%.

[GRAPHIC OMITTED]

FOR THE PERIODS ENDED DECEMBER 31, 2002

                    AVERAGE ANNUAL TOTAL RETURN

                                                   Since
                                                 Inception
                                        1 Year    (1/2/01)
--------------------------------------------------------------
CIF Inflation-Indexed Bond Fund

     Before taxes on distributions      16.35%    12.04

     After taxes on distributions*      11.61%     8.03%

     After taxes on distributions
     and sale of shares*                10.40%     7.78%
--------------------------------------------------------------
Lehman Brothers U.S. TIPS Index**       16.57%    12.15%***


* After tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. AFTER-TAX RETURNS DO NOT APPLY TO NON-TAXABLE INVESTORS OR SHARES HELD IN AN IRA, 401(k) OR OTHER TAX-DEFERRED ACCOUNT.

** An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The Lehman Brothers U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Indexed Securities.

***   The inception date for the Index return is 12/31/00.


                                               CIF Inflation-Indexed Bond Fund 5

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)


------------------------------------------------------------
Management Fees*                                    0.35%

Distribution (12b-1) Fees                           None

Other Expenses                                      0.14%
------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.49%
------------------------------------------------------------
Fee waivers and expense reimbursements              0.04%
------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                  0.45%**
------------------------------------------------------------


* The Investment Advisory Fees vary with Fund performance. The total advisory fee payable by the Fund will be 0.25% (25 basis points) per annum of average daily net assets under management if the return on the Fund is 50 basis points above the Lehman Brothers U.S. TIPS Index for the prior 12 months ("fulcrum point"), and will vary upwards or downwards by an amount equal to 20% of any performance above or below the fulcrum point. In no event will the fee exceed 35 basis points or decline below 15 basis points.

** The Investment Manager has contractually agreed to waive its Advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep Other Expenses from exceeding 10 basis points of average daily net assets. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940. For purposes of this table, Investment Advisory fees are assumed to be 35 basis points.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

------------------------
1 Year         $  46*
------------------------
3 Years        $ 144*
------------------------
5 Years        $ 252*
------------------------
10 Years       $ 567*
------------------------


* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (0.45%). Expenses may vary from 0.25% to 0.45% of average net assets.



6 Commonfund Institutional Funds

CIF Short Duration Fund


INVESTMENT GOAL

Current interest income with some price appreciation, each consistent with liquidity and safety of principal


INVESTMENT FOCUS

A portfolio of U.S. Government securities and other high quality debt securities


PRINCIPAL INVESTMENT STRATEGY

The CIF Short Duration Fund invests primarily in a diversified portfolio of securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, obligations of U.S. and foreign commercial banks, corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties. The fixed income securities acquired by the Fund may include mortgage-backed and asset-backed securities. The Fund will invest only in fixed income securities rated at the time of investment in one of the three highest rating categories by a major rating agency, or determined by a Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund's investment strategies are designed to produce a total rate of return that exceeds the total return on 90 day U.S. Treasury bills. The Fund seeks to minimize fluctuations in net asset value by maintaining high credit quality standards and employing a relatively short effective duration. Duration is a measure of a security's price volatility, or risk, associated with changes in interest rates. The Fund's effective duration generally will not exceed one (1) year, and the maximum remaining maturity of any individual security will be five and one-half (5 1/2) years, except for certain mortgage-related and asset-backed securities.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Wellington Management Company, LLP ("Wellington Management") and Western Asset Management Company ("WAMCO") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. Wellington Management's investment philosophy is to maximize total return while limiting the level of risk appropriate for the Fund by combining a top-down strategy, which directs portfolio structure including duration and sector weights, and a bottom-up securities selection process. WAMCO applies a team approach to portfolio management that revolves around their investment outlook, focusing on duration weighting, term structure position, sector and issue selection. While duration and yield curve structure decisions underlie WAMCO's investment process, the company concentrates primarily on sector and issue selection for adding value.

The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and without regard to tax consequences. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.


                                                      CIF Short Duration Fund  7

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers, including governments. These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. The price of fixed income securities also may fluctuate in response to changes in credit risk. Prices of longer-term securities are generally more volatile, so the average maturity of the Fund's portfolio affects risk.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

U.S. Government Securities. U.S. Government securities are considered to be those with the least credit risk, but U.S. Government securities are subject to price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to slightly greater credit risks.

Asset-Backed Securities. Asset-backed securities are fixed income securities representing an interest in a pool of loans or receivables of an entity, such as a bank or credit card company. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Prepayments on underlying assets generally alter the cash flow from asset-backed securities and as a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to predict with certainty the actual maturity date or average life of an asset-backed security and, therefore, to assess the volatility risk of the Fund.

Mortgage-Backed Securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. Declining interest rates tend to encourage the prepayment of mortgage-backed securities. As a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security and, therefore, to assess the volatility risk of the Fund.


Corporate Securities. Corporate securities are fixed income securities issued by private businesses. Corporate securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate securities are subject to the risk that the issuer of a corporate security may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions of these payments could adversely affect the market value of the corporate security. In addition, due to lack of uniformly available information about issuers or differences in the issuers sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.



8 Commonfund Institutional Funds

PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the Merrill Lynch 3-Month U.S. Treasury Bill Index.

[GRAPHIC OMITTED]

CIF SHORT DURATION FUND
% Total Return

2001         5.17%
2002         2.11%

For the periods shown in the bar chart, the highest return in any calendar quarter was 1.73% (03/31/01) and the lowest quarterly return was 0.45% (12/31/02). The Fund's total return from January 1, 2003 to June 30, 2003 was 0.82%.



[GRAPHIC OMITTED]

FOR THE PERIODS ENDED DECEMBER 31, 2002

                                  AVERAGE ANNUAL TOTAL RETURN

                                                   Since
                                                 Inception
                                        1 Year    (5/1/00)
--------------------------------------------------------------
CIF Short Duration Fund

     Before taxes on distributions      2.11%       4.44%

     After taxes on distributions*      1.21%       2.79%

     After taxes on distributions
     and sale of shares*                1.29%       2.73%
--------------------------------------------------------------
Merrill Lynch 3-months U.S. Treasury
     Bill Index**                       1.81%       3.93%***

* After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. AFTER-TAX RETURNS DO NOT APPLY TO NON-TAXABLE INVESTORS OR SHARES HELD IN AN IRA,
      401(k) OR OTHER TAX-DEFERRED ACCOUNT.

** An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of the current three-month Treasury bill that assumes reinvestment of all income.

***   The inception date for the Index return is 4/30/00.


                                                      CIF Short Duration Fund  9

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
-------------------------------------------------------------------


Management Fees                                     0.19%

Distribution (12b-1) Fees                           None

Other Expenses                                      0.18%

TOTAL ANNUAL FUND OPERATING EXPENSES                0.37%
-------------------------------------------------------------------
Fee waivers and expense reimbursements              0.12%
-------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                  0.25%*
-------------------------------------------------------------------


* The Investment Manager has contractually agreed to waive its Advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 0.25% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

-----------------------
1 Year         $  26*
-----------------------
3 Years        $  80*
-----------------------
5 Years        $ 141*
-----------------------
10 Years       $ 318*
-----------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (0.25%).


10 Commonfund Institutional Funds

CIF Core Plus Bond Fund


INVESTMENT GOAL

High current income and price appreciation


INVESTMENT FOCUS

A diversified portfolio of fixed income securities of varying maturities


PRINCIPAL INVESTMENT STRATEGY

The CIF Core Plus Bond Fund invests primarily in investment grade bonds and other fixed income securities in an attempt to outperform the broad U.S. bond market. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. The Fund also may invest up to 20% of its assets in securities rated below investment grade, but in one of the six highest rating categories, and up to 20% of its assets in non-dollar denominated securities. The Sub-Advisers may invest in certain derivatives and may use certain techniques, such as currency hedging in order to outperform the broad market. The benchmark for the Fund is the Lehman Brothers Aggregate Bond Index. The Fund will be managed to have a targeted duration within a band of (+/-) 20% around the duration of the benchmark.

The Fund seeks to achieve its investment objective by maintaining a core portfolio of securities that is aligned with the composition and duration of the Fund's benchmark index, which tracks the overall U.S. bond market. The Sub-Advisers then seek to add value by investing a portion of the Fund's assets in fixed income securities that are not represented in the benchmark and using investment techniques designed to overweight or underweight the Fund's portfolio relative to benchmark characteristics.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in fixed income securities.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. BlackRock Advisors, Inc. ("BlackRock"), Western Asset Management Company ("WAMCO") and Western Asset Management Company Limited ("WAMCO Limited") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. BlackRock applies a duration neutral, relative value sector rotation approach to their management process, coupled with strong risk control. WAMCO employs a top-down sector and duration management strategy, coupled with active security selection and trading. WAMCO Limited, subject to the supervision of WAMCO, employs a similar investment process to WAMCO, but focuses exclusively on non-U.S. dollar investments.

The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.


OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.


                                                      CIF Core Plus Bond Fund 11

PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers, including governments. These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. The price of fixed income securities also may fluctuate in response to changes in credit risk. Prices of longer-term securities are generally more volatile, so the average duration of the Fund's investment portfolio affects risk.

The Fund is permitted to invest in fixed income securities that are not included in the Fund's benchmark index. As a result, the Fund's duration, credit quality and price volatility may deviate from that of the index and there is an increased risk that the Fund may underperform the benchmark index.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

U.S. Government Securities. U.S. Government securities are considered to be those with the least credit risk, but U.S. Government securities are subject to price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to slightly greater credit risks.

Asset-Backed Securities. Asset-backed securities are fixed income securities representing an interest in a pool of loans or receivables of an entity, such as a bank or credit card company. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Prepayments on underlying assets generally alter the cash flow from asset-backed securities and as a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to predict with certainty the actual maturity date or average life of an asset-backed security and, therefore, to assess the volatility risk of the Fund.

Mortgage-Backed Securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. Declining interest rates tend to encourage the prepayment of mortgage-backed securities. As a result, the Fund may have to reinvest prepaid amounts in securities paying lower interest rates. It may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security and, therefore, to assess the volatility risk of the Fund.

Corporate Securities. Corporate securities are fixed income securities issued by private businesses. Corporate securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate securities are subject to the risk that the issuer of a corporate security may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions of these payments could adversely affect the market value of the corporate security. In addition, due to lack of uniformly available information about issuers or differences in the issuers sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.


12 Commonfund Institutional Funds

High Yield Securities. High yield securities are fixed income securities that are rated below investment grade or are not rated, but are of equivalent quality. High yield securities range from those which the prospect of repayment of principal and interest is predominately speculative to those which are currently in default on principal and interest payments. Prices of high yield securities generally are more volatile than the prices of investment grade fixed income securities and issuers of high yield securities may be more susceptible than other issuers to economic downturns.

Foreign Securities. Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investments. See the SAI for more about the risks of derivatives.



                                                      CIF Core Plus Bond Fund 13

PRIOR PERFORMANCE INFORMATION

The bar chart and the total return table provide some indication of the risks of investing in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the performance of the Fund for each calendar year since inception. The total return table shows how the average annual total returns for the Fund for different periods compare to those of the Lehman Brothers Aggregate Bond Index.

[GRAPHIC OMITTED]


CIF CORE PLUS BOND FUND

2001     6.96%
2002     9.42%




For the periods shown in the bar chart, the highest return in any calendar quarter was 3.95% (09/30/01) and the lowest quarterly return was 0.17% (03/31/02). The Fund's total return from January 1, 2003 to June 30, 2003 was 5.35%.

[GRAPHIC OMITTED]

FOR THE PERIODS ENDED DECEMBER 31, 2002

                                  AVERAGE ANNUAL TOTAL RETURN

                                                   Since
                                                 Inception
                                        1 Year    (1/2/01)
--------------------------------------------------------------
CIF Core Plus Bond Fund

     Before taxes on distributions      9.42%       8.18%

     After taxes on distributions*      6.66%       5.53%

     After taxes on distributions
     and sale of shares*                5.80%       5.26%
--------------------------------------------------------------
Lehman Brothers Aggregate
     Bond Index**                      10.27%       9.35%***



* After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. AFTER-TAX RETURNS DO NOT APPLY TO NON-TAXABLE INVESTORS OR SHARES HELD IN AN IRA, 401(k) OR OTHER TAX-DEFERRED ACCOUNT.

** An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

***   The inception date for the Index return is 12/31/00.

14 Commonfund Institutional Funds

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


-------------------------------------------------------------------
Management Fees                                     0.35%

Distribution (12b-1) Fees                           None

Other Expenses                                      0.15%
-------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.50%
-------------------------------------------------------------------
Fee waivers and expense reimbursements              0.05%
-------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                  0.45%*
-------------------------------------------------------------------


* The Investment Manager has contractually agreed to waive its Advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 0.45% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

-----------------------
1 Year         $  46*
-----------------------
3 Years        $ 144*
-----------------------
5 Years        $ 252*
-----------------------
10 Years       $ 567*
-----------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (0.45%).


                                                      CIF Core Plus Bond Fund 15

Investment Manager


COMMONFUND ASSET MANAGEMENT COMPANY, INC. (the "Investment Manager"), located at 15 Old Danbury Road, Wilton, CT 06897-0812, is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager also are responsible for Commonfund's investment program, which is comprised of more than 35 funds with more than $20 billion in assets as of June 30, 2003, and is conducted in a "manager of managers" format. For the fiscal year ended April 30, 2003, each Fund paid the Investment Manager a management fee (after fee waivers), shown as a percentage of average net assets of the Fund, as follows:

------------------------------------------------
CIF Inflation-Indexed Bond Fund*         0.12%
------------------------------------------------
CIF Short Duration Fund                  0.07%
------------------------------------------------
CIF Core Plus Bond Fund                  0.30%
------------------------------------------------


* The Investment Advisory Fees vary with Fund performance. The total advisory fee payable by the Fund will be 0.25% (25 basis points) per annum of assets under management if the return on the Fund is 50 basis points above the Lehman U.S. TIPS Index for the prior 12 months ("fulcrum point"), and will vary upwards or downwards by an amount equal to 20% of any performance above or below the fulcrum point. In no event will the fee exceed 35 basis points or decline below 15 basis points.


The Investment Manager acts as a "manager of managers" for the Funds, and supervises adherence by the Sub-Advisers to each Fund's investment policies and guidelines. The Investment Manager can allocate and reallocate assets among Sub-Advisers and can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager and the Company have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Investment Manager to hire and terminate Sub-Advisers, subject to the approval of the Board of Directors, without shareholder approval. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO ALLOCATE ASSETS TO SUB-ADVISERS AND TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.


Commonfund and the Investment Manager employ a team to supervise the Sub-Advisers, which includes the following members:

LYN HUTTON, CFA, Chair of the Board; Chief Investment Officer, Commonfund Group. Ms. Hutton joined Commonfund in 2003. In this capacity, Ms. Hutton has oversight responsibility for all aspects of investment strategy, portfolio management, due diligence, and manager selection for all of the organization's investment funds, as well as non-investment products and services. She also chairs the Commonfund Group Investment Committee. Before joining the firm, she served as the Vice President and Chief Financial Officer of the John D. and Catherine T. MacArthur Foundation from June 1998. She was responsible for the financial administration of the Foundation and for management of the Foundation's $4.0 billion investment portfolio. In addition, Ms. Hutton was a corporate officer of the Foundation and a member of its senior management team. Prior to MacArthur, Ms. Hutton served at Dartmouth College as Vice President and Treasurer, handling its investments and treasury, budgeting and planning, the controller's office, internal audit, administrative services, facilities and operations and human resources. She has also been Senior Vice President, Administration and Treasurer for the University of Southern California. Ms. Hutton is a Chartered Financial Analyst and was a Certified Public Accountant (currently non-practicing), and a member of the Association for Investment Management and Research. She serves on several boards, and has been a Trustee for Commonfund, Commonfund Realty and Commonfund Capital. Ms. Hutton is an alumna of the University of Southern California and graduated with honors from the USC School of Business Administration.

MICHAEL H. STRAUSS, Member of the Board and Chief Operating Officer; Chief Economist, Commonfund Group. Mr. Strauss joined Commonfund in 1998. Mr. Strauss has 20 years of institutional financial services and investment



16 Commonfund Institutional Funds
experience. Previously, he held positions as a chief economist and financial market strategist with Sanwa Securities, Yamaichi International (America) Inc., and UBS Securities. Mr. Strauss received the Market News Forcaster Award as the most accurate "Wall Street" economist for 1997. He has been a speaker on CNN and CNBC and, over the years, has been quoted by Reuters, Dow Jones Capital Markets, The New York Times, The Wall Street Journal, and Barrons. Mr. Strauss has been a faculty member at the National Association of College and University Business Officers (NACUBO) Treasury Conference. He has a B.S. degree with distinction from Cornell University and an M.B.A. with distinction from New York University.


MARYELLEN BEAUDREAULT, Member of the Board and Managing Director; Head of the Fixed Income Team. Ms. Beaudreault has served as a Member of the Board since December 2001 and as Head of the Fixed Income Team since August 1999. From July 1995 until July 1999 she served as Senior Vice President and Head of the Fixed Income Team for Commonfund. She is responsible for the oversight of all fixed income funds. Ms. Beaudreault has over 17 years of professional experience. Ms. Beaudreault received her B.S. from Central Connecticut State University.


ALEC RAPAPORT, Managing Director; Member of the Fixed Income Team. As a member of the Fixed Income Team, Mr. Rapaport helps manage the team and is a generalist across products, assisting in manager research and oversight for all fixed income funds. Prior to joining Commonfund in 2000, Mr. Rapaport was Director of Fixed Income and Currency Research at Evaluation Associates, an investment consulting firm. At Evaluation Associates, he was responsible for the oversight of domestic and global fixed income, emerging markets debt and currency asset classes. Mr. Rapaport received his A.B. from Vassar College and his M.B.A. from New York University's Stern School of Business.


                                                          Investment Manager  17

Investment Sub-Advisers and Portfolio Managers

CIF INFLATION-INDEXED BOND FUND


o Western Asset Management Company ("WAMCO"), located at 117 East Colorado Blvd., Pasadena, CA 91105, provides investment advisory services to corporations, public funds and other institutional investors. Established in 1971, WAMCO had approximately $126.9 billion in assets under management as of June 30, 2003 (inclusive of WAMCO Limited assets).

  Alan R. McClymonds serves as portfolio manager to the CIF Inflation-Indexed Bond Fund. Mr. McClymonds joined WAMCO in 1999. Prior to joining WAMCO, Mr. McClymonds was a Senior Vice President of Proprietary Trading at Nationsbank from 1996-1999, and a Director of Trading at CS First Boston from 1994-1996. Mr. McClymonds has 20 years of fixed income experience.


CIF SHORT DURATION FUND



o Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, MA 02109, provides investment advisory services to investment companies and other institutions. Established in 1928, Wellington Management had approximately $337.5 billion in assets under management as of June 30, 2003.

  John C. Keogh and Timothy E. Smith serve as portfolio managers to the CIF Short Duration Fund. Mr. Keogh is a Partner and Senior Vice President of Wellington Management, and has been with the firm since 1983. He has 23 years of investment experience. Mr. Smith is a Vice President of Wellington Management and has been with the firm since 1992. He has 18 years of investment experience.



o Western Asset Management Company ("WAMCO") serves as Sub-Adviser to the CIF Short Duration Fund. Information about WAMCO is included under the CIF Inflation-Indexed Bond Fund listed above.


  Stephen A. Walsh and Carl E. Eichstaedt serve as portfolio managers to the CIF Short Duration Fund. Mr. Walsh, is a Managing Director and has been with WAMCO since 1991. He has 22 years of professional experience. Mr. Eichstaedt has been with WAMCO since 1994. He has 16 years of investment experience.






CIF CORE PLUS BOND FUND



o BlackRock Advisors, Inc. ("BlackRock"), located at 40 East 52nd Street, New York, NY 10022, provides investment advisory services to investment companies. Established in 1988, BlackRock had approximately $286.0 billion in assets under management as of June 30, 2003.

  Keith Anderson, Managing Director and Chief Investment Officer, serves as portfolio manager to the CIF Core Plus Bond Fund. He is co-head of the Fixed Income Operating Committee, chair of the Investment Strategy Group and a member of BlackRock's Management Committee. Prior to founding BlackRock in 1988, he was Vice President in Fixed Income Research at The First Boston Corporation.



o Western Asset Management Company ("WAMCO") serves as Sub-Adviser to the CIF Core Plus Bond Fund. Information about WAMCO is included under the CIF Inflation-Indexed Bond Fund listed above.


  S. Kenneth Leech, CIO, serves as portfolio manager to the CIF Core Plus Bond Fund. Mr. Leech has 26 years of investment experience, including 13 years with WAMCO.

o Western Asset Management Company Limited ("WAMCO Limited"), located at 155 Bishopsgate, London EC2M 3XG, provides advisory services to investment companies. Established in 1990, WAMCO Limited had approximately $21.0 billion in assets under management as of June 30, 2003.

  An investment team provides investment advice to the CIF Core Plus Bond
  Fund.



18 Commonfund Institutional Funds

Purchasing and Redeeming Fund Shares

This section tells you how to purchase and redeem shares of a Fund.


INVESTING IN THE COMMONFUND INSTITUTIONAL FUNDS -- A SUMMARY

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus to:

   Commonfund Institutional Funds
   15 Old Danbury Road
   P.O. Box 812
   Wilton, CT 06897-0812

The minimum initial investment for each Fund is $1,000,000 for institutions (except for the CIF Short Duration Fund, which is $100,000) and $1,000 for Eligible Individuals. The minimum subsequent investment is $1,000, except that no minimum applies to reinvestments from dividends and distributions. The minimum initial investment may be waived by the Investment Manager.

Once you are a shareholder of the Commonfund Institutional Funds you can do the following:

BY TELEPHONE -- Shareholders can purchase or redeem Fund shares by calling 1-888-TCF-FUND.

BY WIRE -- Shareholders can purchase Fund shares by wire:

For the CIF Inflation-Indexed Bond and CIF Core Plus Bond Funds wire federal funds to:

   Investors Bank & Trust Company
   ABA #011001438
   Account #020103345

Further Credit: Fund name, shareholder name and shareholder account number must be specified.

For the CIF Short Duration Fund, wire federal funds or transfer funds through ACH to:

   Bancorp
   ABA #031101114
   Account #0011001338

Further Credit: TA2Bancorp, Fund name, shareholder name and shareholder account number must be specified.

Please call in advance to let us know that you intend to make an investment.

PURCHASING SHARES

WHEN CAN YOU PURCHASE SHARES?


You may purchase shares of a Fund on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").


To open an account:

Please send your completed New Account Application to Commonfund Institutional Funds, 15 Old Danbury Rd., P.O. Box 812, Wilton, CT 06897-0812. All investments by institutions must be made by wire (or ACH for the CIF Short Duration Fund). The Funds do not accept checks or cash.


Please call the Funds to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds to: Investors Bank & Trust Company; ABA #011001438; Account #020103345 for the CIF


                                         Purchasing and Redeeming Fund Shares 19

Inflation-Indexed Bond and CIF Core Plus Bond Funds or wire federal funds or electronically transfer funds through ACH to: Bancorp, ABA #031101114; Account #0011001338 for the CIF Short Duration Fund; Further Credit: Fund name, shareholder name and shareholder account number must be specified.


HOW ARE FUND SHARE PRICES CALCULATED?

The price per share (the offering price) will be the net asset value ("NAV") per share next determined after a Fund receives your purchase order in good order (defined below). Each Fund's NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its portfolio at market price. If market prices are unavailable or the Fund determines that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. In the event the Fund determines a price is unreliable, it may value the security at a price that is different from the market price. A Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


ACCEPTANCE OF SUBSCRIPTIONS


In order for your purchase to be processed on the trade date, your order must be received in good order prior to the time the Fund determines its NAV. To be in good order, a Fund must receive your purchase order and funds by 4:00 p.m. Eastern time. A Fund may reject any purchase order if it does not receive funds by 4:00 p.m. Eastern time or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.



PURCHASING ADDITIONAL SHARES

Current shareholders are eligible to purchase shares by phone by calling 1-888-TCF-FUND if they have requested that privilege by checking the appropriate box on the New Account Application. Purchases of additional shares may also be effected by contacting the Funds directly by mail.


TELEPHONE TRANSACTIONS

Purchasing or redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with the Funds by telephone, you will generally bear the risk of any loss.


REDEEMING SHARES

You may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone (1-888-TCF-FUND). The redemption price of each share will be the NAV next determined after a Fund receives your request. Payments in redemption will be made by wire transfer to the account designated in your New Account Application or another account that has properly been designated with a signature guarantee.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying signatures. The signature(s) must be guaranteed by an acceptable financial institution such as a national or state bank, a trust company, a federal savings and loan association, a credit union or a broker-dealer that is a member of a national securities exchange. Notarization is not acceptable. Financial institutions that participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.


20 Commonfund Institutional Funds

METHODS FOR REDEEMING SHARES

BY MAIL -- If you wish to redeem shares of a Fund by mail, send a letter to Commonfund Institutional Funds with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by phoning 1-888-TCF-FUND.

BY TELEPHONE -- When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

SYSTEMATIC WITHDRAWAL PLAN -- You may arrange monthly, quarterly, semi-annual or annual automatic withdrawals (redemptions) from your account.

REDEMPTIONS IN KIND -- The Funds generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). In the highly unlikely event that your shares are redeemed in kind, you will have to pay transaction costs to sell the securities distributed to you. In addition, the securities will be subject to market risks until you sell them.

SUSPENSION OF YOUR RIGHT TO REDEEM SHARES -- A Fund may suspend your right to redeem shares if the NYSE restricts trading, the SEC declares an emergency or for such other periods as the SEC may by order permit.

INVOLUNTARY SALES OF YOUR SHARES -- If your account balance drops below the required minimum of $1,000,000 for institutions ($100,000 in the CIF Short Duration Fund), or $1,000 for Eligible Individuals as a result of shareholder redemptions, a Fund may redeem your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid redemption of your shares.


RECEIVING YOUR MONEY


Normally, a Fund will send your redemption proceeds the next Business Day after it receives your request (except that the CIF Short Duration Fund generally will send your redemption on the same day if it has received your redemption request by 3:00 p.m. Eastern time). In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.


Distribution of Fund Shares

Commonfund Securities, Inc. is the distributor of the Funds and receives no compensation from the Funds for that service.

Dividends, Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and pay dividends monthly. The Funds make distributions of capital gains, if any, at least annually.

Each Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund.

TAXES

Each Fund is managed without regard to tax consequences to shareholders. Shareholders seeking to finance tax obligations may need to redeem shares.


                                           Dividends, Distributions and Taxes 21

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. This is true whether or not such dividends or distributions are received in cash or are reinvested in additional shares of a Fund. A Fund's distribution of these amounts is taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. Dividends from a Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income generally are taxable as ordinary income. Each sale or exchange of Fund shares is a taxable event.


This summary is based on current tax laws, which may change.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

22 Commonfund Institutional Funds

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-888-TCF-FUND.


                         COMMONFUND INSTITUTIONAL FUNDS
      FINANCIAL HIGHLIGHTS -- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


CIF INFLATION-INDEXED BOND FUND




                                                                                                            For the Period
                                                                                                            January 2, 2001
                                                                     For the Fiscal     For the Fiscal       (Commencement
                                                                       Year Ended         Year Ended        of Operations)
                                                                     April 30, 2003     April 30, 2002     to April 30, 2001
                                                                    ----------------   ----------------   ------------------
Net Asset Value, beginning of period ............................      $  10.32          $   10.40               $  10.00
                                                                        --------           --------               --------
Income from Investment Operations:
 Net investment income (loss) ...................................          0.59               0.38                   0.19
 Net realized and unrealized gain (loss) on investments .........          0.83               0.29                   0.33
                                                                        --------           --------               --------
  Total from Investment Operations: .............................          1.42               0.67                   0.52
                                                                        --------           --------               --------
Less Distributions:
 Dividends from net investment income ...........................         (0.63)             (0.45)                 (0.12)
 From net realized gain on investments ..........................         (0.71)             (0.30)                    --
                                                                        --------           --------               --------
  Total distributions ...........................................         (1.34)             (0.75)                 (0.12)
                                                                        --------           --------               --------
Net increase (decrease) in net asset value ......................         (0.08)             (0.08)                  0.40
                                                                        --------           --------               --------
Net Asset Value, end of period ..................................      $  10.40           $  10.32               $  10.40
                                                                        ========           ========               ========
  Total Return (a) ..............................................         14.22%              6.71%                  5.27%**
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's) ...............................      $151,594           $266,668               $275,342
Ratios to average net assets:
 Net investment income (after reimbursement and waiver of
  certain operating expenses) ...................................          5.23%              3.67%                  6.99%*
 Net investment income (before reimbursement and waiver of
  certain operating expenses) ...................................          5.19%              3.66%                  6.77%*
 Operating expenses (after reimbursement and waiver of
  certain operating expenses) ...................................          0.25%              0.25%                  0.25%*
 Operating expenses (before reimbursement and waiver of
  certain operating expenses) ...................................          0.29%              0.26%                  0.47%*
Portfolio Turnover Rate .........................................            78%               185%                   182%**


----------
*     Annualized.

**    Not annualized.

(a) Total return would have been lower had certain expenses not been waived.


                                                         Financial Highlights 23

                            CIF SHORT DURATION FUND


                                                                                                            For the Period
                                                                                                              May 1, 2000
                                                                     For the Fiscal     For the Fiscal       (Commencement
                                                                       Year Ended         Year Ended        of Operations)
                                                                     April 30, 2003     April 30, 2002     to April 30, 2001
                                                                    ----------------   ----------------   ------------------
Net Asset Value, beginning of period ............................        $ 10.09            $ 10.09              $ 10.00
                                                                         -------            -------              -------
Income from Investment Operations:
 Net investment income (loss) ...................................           0.19               0.33                 0.59
 Net realized and unrealized gain (loss) on investments .........           -   ***            0.02                 0.09
                                                                         -------            -------              -------
  Total from Investment Operations: .............................           0.19               0.35                 0.68
                                                                         -------            -------              -------
Less Distributions:
 Dividends from net investment income ...........................          (0.19)             (0.34)               (0.58)
 From net realized gain on investments ..........................           -   ***           (0.01)               (0.01)
                                                                         -------            -------              -------
  Total distributions ...........................................          (0.19)             (0.35)               (0.59)
                                                                         -------            -------              -------
Net increase (decrease) in net asset value ......................           -                  -                   0.09
                                                                         -------            -------              -------
Net Asset Value, end of period ..................................        $ 10.09            $ 10.09              $ 10.09
                                                                         =======            =======              =======
  Total Return (a) ..............................................           1.94%              3.52%                6.95%
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's) ...............................        $78,687            $72,870              $35,911
Ratios to average net assets:
 Net investment income (after reimbursement and waiver of
  certain operating expenses) ...................................           1.83%              3.22%                5.93%
 Net investment income (before reimbursement and waiver of
  certain operating expenses) ...................................           1.71%              3.10%                5.46%
 Operating expenses (after reimbursement and waiver of
  certain operating expenses) ...................................           0.25%              0.25%                0.25%
 Operating expenses (before reimbursement and waiver of
  certain operating expenses) ...................................           0.37%              0.37%                0.72%
Portfolio Turnover Rate .........................................             84%               202%                 129%


----------
***   Calculates to less than $0.01.

(a) Total return would have been lower had certain expenses not been waived.

24 Commonfund Institutional Funds

                            CIF CORE PLUS BOND FUND


                                                                                                            For the Period
                                                                                                            January 2, 2001
                                                                     For the Fiscal     For the Fiscal       (Commencement
                                                                       Year Ended         Year Ended        of Operations)
                                                                     April 30, 2003     April 30, 2002     to April 30, 2001
                                                                    ----------------   ----------------   ------------------
Net Asset Value, beginning of period ............................    $  10.15            $ 10.00             $ 10.00
                                                                     ---------           --------            --------
Income from Investment Operations:
 Net investment income (loss) ...................................        0.51               0.51                0.15
 Net realized and unrealized gain (loss) on investments .........        0.53               0.28               (0.02)
                                                                     ---------           --------            --------
  Total from Investment Operations: .............................        1.04               0.79                0.13
                                                                     ---------           --------            --------
Less Distributions:
 Dividends from net investment income ...........................       (0.43)             (0.52)              (0.13)
 From net realized gain on investments ..........................       (0.18)             (0.12)                -
                                                                     ---------           --------            --------
  Total distributions ...........................................       (0.61)             (0.64)              (0.13)
                                                                     ---------           --------            --------
Net increase (decrease) in net asset value ......................        0.43               0.15                 -
                                                                     ---------           --------            --------
Net Asset Value, end of period ..................................    $  10.58            $ 10.15            $  10.00
                                                                     =========           ========            ========
  Total Return (a) ..............................................       10.51%              8.02%               1.33%**
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's) ...............................    $147,677           $162,006            $132,265
Ratios to average net assets:
 Net investment income (after reimbursement and waiver of
  certain operating expenses) ...................................        4.95%              5.01%               4.61%*
 Net investment income (before reimbursement and waiver of
  certain operating expenses) ...................................        4.90%              4.96%               4.37%*
 Operating expenses (after reimbursement and waiver of
  certain operating expenses) ...................................        0.45%              0.45%               0.45%*
 Operating expenses (before reimbursement and waiver of
  certain operating expenses) ...................................        0.50%              0.50%               0.69%*
Portfolio Turnover Rate .........................................         455%               480%                356%**


----------
*     Annualized.

**    Not annualized.

(a) Total return would have been lower had certain expenses not been waived.


                                                         Financial Highlights 25

COMMONFUND INSTITUTIONAL FUNDS

INVESTMENT MANAGER                            LEGAL COUNSEL

Commonfund Asset                              Morgan, Lewis & Bockius LLP
Management Company, Inc.                      1701 Market Street
                                              Philadelphia, PA 19103
DISTRIBUTOR

Commonfund Securities, Inc.


More information about Commonfund Institutional Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated September 1, 2003 includes more detailed information about Commonfund Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE: Call 1-888-TCF-FUND

BY MAIL: Write to

   Commonfund Institutional Funds
   15 Old Danbury Road
   P.O. Box 812
   Wilton, CT 06897-0812


BY INTERNET: http://www.commonfund.org


FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about Commonfund Institutional Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Company's Investment Company Act registration number is 811-9555.

                         COMMONFUND INSTITUTIONAL FUNDS


                         CIF INFLATION-INDEXED BOND FUND
                             CIF SHORT DURATION FUND
                             CIF CORE PLUS BOND FUND
                              CIF CORE EQUITY FUND
                               CIF SMALL CAP FUND
                          CIF INTERNATIONAL EQUITY FUND


                               INVESTMENT MANAGER
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.

                             INVESTMENT SUB-ADVISERS


                      ARTISAN PARTNERS LIMITED PARTNERSHIP
                            BLACKROCK ADVISORS, INC.
                         CAPITAL GUARDIAN TRUST COMPANY
                       CHARTWELL INVESTMENT PARTNERS, L.P.
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                            JOHN A. LEVIN & CO. INC.
                         MARSICO CAPITAL MANAGEMENT, LLC
                        MARTINGALE ASSET MANAGEMENT, L.P.
                          TCW ASSET MANAGEMENT COMPANY
                     TT INTERNATIONAL INVESTMENT MANAGEMENT
                       WELLINGTON MANAGEMENT COMPANY, LLP
                        WESTERN ASSET MANAGEMENT COMPANY
                    WESTERN ASSET MANAGEMENT COMPANY LIMITED


                                   DISTRIBUTOR
                           COMMONFUND SECURITIES, INC.


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the CIF Inflation-Indexed Bond, CIF Short Duration, CIF Core Plus Bond, CIF Core Equity, CIF Small Cap and CIF International Equity Funds (each a "Fund" and, collectively, the "Funds"). The SAI is intended to provide additional information regarding the activities and operations of the Commonfund Institutional Funds (the "Company") and should be read in conjunction with the Funds' prospectuses, each dated September 1, 2003. The Annual Report of the Funds, dated April 30, 2003, is incorporated by reference and is hereby deemed to be part of this SAI. Unless previously provided, the Annual Report must be delivered with the SAI. The prospectuses, SAI or Annual Report may be obtained without charge by calling 1-888-TCF-FUND.

September 1, 2003

                                TABLE OF CONTENTS


THE COMPANY....................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.........................10

INVESTMENT LIMITATIONS........................................................25

THE INVESTMENT MANAGER........................................................27

FUND ADMINISTRATION...........................................................30

CUSTODIAN.....................................................................30

EXPERTS.......................................................................30

LEGAL COUNSEL.................................................................30

DISTRIBUTION..................................................................30

DIRECTORS AND OFFICERS OF THE COMPANY.........................................31

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS................36

PURCHASE AND REDEMPTION OF SHARES.............................................38

DETERMINATION OF NET ASSET VALUE..............................................39

TAXES.........................................................................39

PORTFOLIO TRANSACTIONS........................................................42

PROXY VOTING................................................................. 44

CODE OF ETHICS................................................................44

VOTING........................................................................45

DESCRIPTION OF SHARES.........................................................45

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................45

FINANCIAL STATEMENTS..........................................................48

APPENDIX A-DESCRIPTION OF RATINGS............................................A-1

APPENDIX B-PROXY VOTING PROCEDURES...........................................A-3

THE COMPANY


This SAI is not a prospectus and relates only to the CIF Inflation-Indexed Bond Fund, CIF Short Duration Fund, CIF Core Plus Bond Fund, CIF Core Equity Fund, CIF Small Cap Fund, and CIF International Equity Fund (each a "Fund" and, collectively, the "Funds"). Each Fund is a separate series of Commonfund Institutional Funds (the "Company"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999. The Agreement and Declaration of Trust permits the Company to offer separate series of units of beneficial interest ("shares"), and separate classes of shares within the Funds. Each Fund share represents an equal proportionate interest in its respective Fund.


INVESTMENT OBJECTIVES AND POLICIES

Each Fund may invest in various instruments or utilize varying strategies to achieve its investment objective. The permissible instruments or strategies for each Fund are described below. There can be no assurance that the Funds will achieve their investment objectives.

CIF INFLATION-INDEXED BOND FUND - The Fund seeks to maximize real return to the extent consistent with preservation of capital and liquidity.

The CIF Inflation-Indexed Bond Fund invests primarily in U.S. Treasury Inflation Indexed Securities. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of a bond's principal, or the interest paid on the bond, is adjusted to track changes in the U.S. Consumer Price Index. Up to 20% of the Fund may be invested in investment grade securities that are not indexed to inflation. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Lehman Brothers U.S. TIPS Index. The Fund will normally maintain effective duration within (+/-) 1.5 years of the Lehman Brothers U.S. TIPS Index.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in fixed income securities linked to inflation. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

---------------------------------------- -------------------------------------- --------------------------------------
Asset-Backed Securities                  Bankers' Acceptances and Bank          Borrowing
                                         Obligations

---------------------------------------- -------------------------------------- --------------------------------------
Certificates of Deposit                  Corporate Bonds                        Derivatives

---------------------------------------- -------------------------------------- --------------------------------------
Fixed Income Securities                  Floaters and Inverse Floaters          Futures Contracts and Options on
                                                                                Futures Contracts

---------------------------------------- -------------------------------------- --------------------------------------
High Yield Securities                    Investment Company Securities          Investment Grade Securities

---------------------------------------- -------------------------------------- --------------------------------------
Loan Participation and Assignments       Money Market Instruments               Mortgage-Related Securities

---------------------------------------- -------------------------------------- --------------------------------------
Municipals                               Options                                Portfolio Turnover

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    U.S. Government Securities             Variable and Floating Rate
                                                                                Instruments
---------------------------------------- -------------------------------------- --------------------------------------
When-Issued and Delayed Delivery         Yankee Dollars                         Warrants
Securities
---------------------------------------- -------------------------------------- --------------------------------------
Zero Coupons, Pay-In-Kind Securities
or Deferred Payment Securities
---------------------------------------- -------------------------------------- --------------------------------------

CIF SHORT DURATION FUND - The Fund seeks to provide current interest income with some price appreciation, each as consistent with liquidity and safety of principal.


The CIF Short Duration Fund invests primarily in a diversified portfolio of securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, obligations of U.S. and foreign commercial banks, corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties. The fixed income securities acquired by the Fund may include mortgage-backed and asset-backed securities. The Fund will invest only in fixed income securities rated at the time of investment in one of the three highest rating categories by a major rating agency, or determined by a Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Merrill Lynch 3-Month U.S. Treasury Bill Index.


The Fund's investment strategies are designed to produce a total rate of return that exceeds the total return on 90 day U.S. Treasury bills. The Fund seeks to minimize fluctuation in net asset value by maintaining high credit quality standards and employing a relatively short effective duration. Duration is a measure of a security's price volatility, or risk, associated with changes in interest rates. The Fund's effective duration generally will not exceed one year, and the maximum remaining maturity of any individual security will be five and one-half years, except for certain mortgage-related and asset-backed securities.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:


---------------------------------------- -------------------------------------- --------------------------------------
Asset-Backed Securities                  Bankers' Acceptances and Bank          Borrowing
                                         Obligations
---------------------------------------- -------------------------------------- --------------------------------------
Certificates of Deposit                  Corporate Bonds                        Derivatives

---------------------------------------- -------------------------------------- --------------------------------------
Fixed Income Securities                  Floaters and Inverse Floaters          Foreign Securities

---------------------------------------- -------------------------------------- --------------------------------------
Futures Contracts and Options  on        Investment Grade Securities            Money Market Instruments
Futures Contracts

---------------------------------------- -------------------------------------- --------------------------------------
Mortgage-Related Securities              Options                                Portfolio Turnover

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    U.S. Government Securities             Variable and Floating Rate
                                                                                Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Warrants                                 When-Issued and Delayed Delivery       Yankee Dollars
                                         Securities
---------------------------------------- -------------------------------------- --------------------------------------
Zero Coupons, Pay-In-Kind Securities
or Deferred Payment Securities
---------------------------------------- -------------------------------------- --------------------------------------

CIF CORE PLUS BOND FUND - The Fund seeks to provide high current income and price appreciation.

The CIF Core Plus Bond Fund invests primarily in investment grade bonds and other fixed income securities in an attempt to outperform the broad U.S. bond market. Investment grade securities are those rated in one of the four highest rating categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. The Fund also may invest up to 20% of its assets in securities rated below investment grade, but in one of the six highest rating categories, and up to 20% of its assets in non-dollar denominated securities. The Sub-Advisers may invest in certain derivatives and may use certain techniques, such as currency hedging in order to outperform the broad market. The benchmark for the Fund is the Lehman Brothers Aggregate Bond Index. The Fund will be managed to have a targeted duration within a band of (+/-) 20% around the duration of the benchmarks.

The Fund seeks to achieve its investment objective by maintaining a core portfolio of securities that is aligned with the composition and duration of the Fund's benchmark index, which tracks the overall U.S. bond market. The Sub-Advisers then seek to add value by investing a portion of the Fund's assets in fixed income securities that are not represented in the benchmark and using investment techniques designed to overweight or underweight the Fund's portfolio relative to benchmark characteristics.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

---------------------------------------- -------------------------------------- --------------------------------------
Asset-Backed Securities                  Bankers' Acceptances and Bank          Borrowing
                                         Obligations

---------------------------------------- -------------------------------------- --------------------------------------
Certificates of Deposit                  Corporate Bonds                        Derivatives

---------------------------------------- -------------------------------------- --------------------------------------
Eurodollar Obligations                   Fixed Income Securities                Floaters and Inverse Floaters

---------------------------------------- -------------------------------------- --------------------------------------
Foreign Securities                       Futures Contracts and Options on       High Yield Securities
                                         Futures Contracts

---------------------------------------- -------------------------------------- --------------------------------------
Illiquid Securities                      Investment Company Securities          Investment Grade Securities

---------------------------------------- -------------------------------------- --------------------------------------
Loan Participation and Assignments       Money Market Instruments               Mortgage-Related Securities

---------------------------------------- -------------------------------------- --------------------------------------
Municipals                               Options                                Portfolio Turnover

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    U.S. Government Securities             Variable and Floating Rate
                                                                                Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Warrants                                 When-Issued and Delayed Delivery       Yankee Dollars
                                         Securities
---------------------------------------- -------------------------------------- --------------------------------------
Zero Coupons, Pay-In-Kind Securities
or Deferred Payment Securities
---------------------------------------- -------------------------------------- --------------------------------------

CIF CORE EQUITY FUND - The Fund seeks to provide long-term capital appreciation.

The CIF Core Equity Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of large and medium capitalization U.S. companies. Generally, these issuers will have market capitalizations in the range of the companies in the S&P 500 Composite Index, which is the benchmark index for the Fund. The Fund is designed to add value over its benchmark primarily through stock selection, rather than sector or style variance, with volatility similar to that of its benchmark index.


The Fund seeks to achieve its investment objective by taking advantage of the stock selection expertise, primarily within the large cap sector, of its Sub-Advisers using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non-hedging purposes.


Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:


---------------------------------------- -------------------------------------- --------------------------------------
Borrowing                                Common Stocks                          Convertible Securities

---------------------------------------- -------------------------------------- --------------------------------------
Depositary Receipts                      Derivatives                            Foreign Securities

---------------------------------------- -------------------------------------- --------------------------------------
Futures Contracts and Options on         Investment Company Securities          Money Market Instruments
Futures Contracts
---------------------------------------- -------------------------------------- --------------------------------------
Options                                  Portfolio Turnover                     Preferred Stocks

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    U.S. Government Securities             Variable and Floating Rate
                                                                                Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Warrants                                 When-Issued and Delayed Delivery
                                         Securities

---------------------------------------- -------------------------------------- --------------------------------------

CIF SMALL CAP FUND - The Fund seeks to provide long-term capital appreciation.

The CIF Small Cap Fund invests primarily in equity securities of small U.S. companies. Generally, these issuers will have market capitalizations in the range of the companies in the Russell 2000 Index, which is the benchmark index for the Fund. The Fund hires Sub-Advisers whose approaches to stock selection are complementary and are designed to add long-term value over the benchmark index. Short-term volatility may be greater than that of the benchmark index.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the small cap sector of the market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics. The Fund may use derivative instruments for both hedging and non hedging purposes.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities of small companies. Stocks will be deemed small cap if, at the time of purchase, the market capitalization is below the greater of $2.5 billion or the total market capitalization of the highest market capitalization stock in the benchmark index. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.


Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:


---------------------------------------- -------------------------------------- --------------------------------------
Borrowing                                Common Stocks                          Convertible Securities

---------------------------------------- -------------------------------------- --------------------------------------
Depositary Receipts                      Derivatives                            Futures Contracts and Options on
                                                                                Futures Contracts
---------------------------------------- -------------------------------------- --------------------------------------
Illiquid Securities                      Investment Company Securities          Money Market Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Options                                  Portfolio Turnover                     Preferred Stocks

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    U.S. Government Securities             Variable    and     Floating     Rate
                                                                                Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Warrants                                 When-Issued and Delayed Delivery
                                         Securities
---------------------------------------- -------------------------------------- --------------------------------------

CIF INTERNATIONAL EQUITY FUND - The Fund seeks to provide long-term capital appreciation.


The CIF International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund generally invests in equity securities of non-U.S. issuers represented in the MSCI World Ex-US Index, which is the benchmark index for the Fund. The Fund also may invest up to 10% of its assets in equity securities of issuers located in emerging markets. The Fund may enter into forward and futures contracts to hedge currency exposure.


The Fund seeks to achieve its investment objective through the construction of "core" and "satellite" portfolios. The "core" portfolio, which ordinarily will comprise approximately 50% of the Fund, utilizes a market-oriented Sub-Adviser with a strong bottom-up stock selection and sector allocation process that favors both value and growth stocks. "Satellite" portfolios whose Sub-Advisers apply a more targeted investment strategy, such as growth or value, and which may deviate more from the benchmark in terms of volatility and stock selection will comprise up to 50% of the Fund. The Fund may invest up to 10% of its assets in a passively managed international equity index strategy.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:


---------------------------------------- -------------------------------------- --------------------------------------
Borrowing                                Common Stocks                          Convertible Securities

---------------------------------------- -------------------------------------- --------------------------------------
Depositary Receipts                      Derivatives                            Eurodollar Obligations

---------------------------------------- -------------------------------------- --------------------------------------
Foreign Securities                       Futures Contracts and Options on       Illiquid Securities
                                         Futures Contracts

---------------------------------------- -------------------------------------- --------------------------------------
Investment Company Securities            Limited Partnerships                   Money Market Instruments

---------------------------------------- -------------------------------------- --------------------------------------
Options                                  Preferred Stocks                       Portfolio Turnover

---------------------------------------- -------------------------------------- --------------------------------------
Repurchase Agreements                    Restricted Securities                  Rights

---------------------------------------- -------------------------------------- --------------------------------------
Temporary Investments                    When-Issued and Delayed Delivery       Variable and Floating Rate
                                         Securities                             Instruments
---------------------------------------- -------------------------------------- --------------------------------------
Warrants                                 Yankee Dollars

---------------------------------------- -------------------------------------- --------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be issued as debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities presents risk considerations specific to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the underlying assets superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities also entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Credit card receivables are unsecured obligations of card holders.

BANKERS' ACCEPTANCES AND BANK OBLIGATIONS

Bankers' Acceptances or notes are fixed income instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments represent the obligation of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Funds will only purchase obligations of banks that are rated in the top two categories by a major rating agency.

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and the return on a Fund's portfolio. Although the principal amount of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may then be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. Under certain circumstances, a Fund could be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to repay outstanding borrowing.

CERTIFICATES OF DEPOSIT

Certificates of Deposit or time deposits are obligations issued against funds deposited in a banking institution for a specified period of time at a specified interest rate.

COMMON STOCKS

Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES

Convertible Securities are securities that may be exchanged under certain circumstances for shares of common stock or other equity securities. Convertible Securities generally contain one or more features of some other type of security, such as a fixed income security or preferred stock, so that, for example, a convertible fixed income security would be a fixed income security that is convertible into common stock. Convertible Securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definition of equity security and fixed income security.

CORPORATE BONDS

Corporate Bonds are fixed income securities issued by private businesses. Holders, as creditors of the issuer, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

DEPOSITARY RECEIPTS

Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

DERIVATIVES

Derivatives are instruments that derive their value from other securities, baskets of securities, financial instruments or indices (for each derivative instrument, this is sometimes referred to as the "underlying"). One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The following are Derivative Instruments: financial futures, options (e.g., puts and calls) on financial futures, options on securities, forward contracts and swap agreements.

The following are Derivative Securities: convertible securities, certain mortgage-backed securities (e.g., CMOs), when-issued securities, floating and variable rate securities and "stripped" U.S. Treasury securities (e.g., STRIPs). See elsewhere in the "Description of Permitted Investments" for discussions of these various derivative securities.

Derivatives can be volatile instruments and involve certain risks that could negatively impact a Fund's return. These risks include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of the individual underlying, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the underlying and the price; (3) there may not be a liquid secondary market for a Derivative; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in Derivatives.

EURODOLLAR OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar obligations are subject to the same risks as domestic issues but Eurodollar obligations are also subject to certain risks arising because they are issued in a foreign country. One such risk is the possibility that a foreign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater price fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. Duration is a measure of a security's expected price volatility or risk associated with changes in interest rates. Duration is not static, and responds inversely to changes in interest rates, so that duration shortens when rates rise and lengthens when rates fall. These changes may be magnified in a low yield environment. For example, a 30 year, 10% coupon non-callable bond has a 7.2 year duration in a 15% yield environment, a 9.9 year duration in a 10% yield environment, and a 14 year duration in a 5% yield environment. Effective duration is a measure of risk and sensitivity to interest rate changes of bonds with implied call options, such as callable or putable bonds and mortgage-backed securities. The calculation of the effective duration of a security takes into consideration the possibility of early redemption or extension of these options.

FLOATERS AND INVERSE FLOATERS

Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Inverse floating rate obligations ("Inverse Floaters") are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

FOREIGN SECURITIES

Investing in Foreign Securities involves certain considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those in the United States. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are often less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign securities trading markets often offer less liquidity and greater price volatility than United States markets and at times reflect the consequences of government intervention. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Sub-Advisers can be expected to seek favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

The foregoing types of risk are often accentuated in "emerging" or less developed countries.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Investment Manager considers an issuer to be from a particular country if
(i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" above.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to use such derivative products when Sub-Advisers determine that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign currency warrants: Foreign currency warrants entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may tend to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.

dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund will invest in Brady Bonds only if they are consistent with the Fund's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds or Intermediaries: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds or other intermediary companies that have been specifically authorized. The Funds may invest in these Investment Funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), as applicable, and other applicable laws. An investment in an intermediary is not an investment in the securities held by the intermediary and is subject to the risks of the business of the intermediary.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts provide for the future sale or purchase by a party of a specified amount of a specific underlying at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use Futures Contracts and related options for bona fide hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. If a Fund does use Futures Contracts, it will seek to minimize the risk that it will be unable to close out a futures contract by only entering into Futures Contracts which are traded on recognized futures exchanges.

No price is paid upon entering into Futures Contracts. Instead, a Fund is required to deposit an amount of cash, U.S. Treasury securities or other liquid securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a Futures Contract.

A Fund may enter into Futures Contracts and options on Futures Contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide" hedging or risk management purposes, the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets. A Fund may buy and sell Futures Contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD SECURITIES

High Yield Securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's Investors Service, Inc. ("Moody's") or BB through D by Standard & Poor's Rating Group ("S&P")) and unrated securities considered by the Investment Manager or a Sub-Adviser to be of equivalent quality. High Yield Securities are not investment grade.

While High Yield Securities generally offer higher yields, they carry a higher degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

ILLIQUID SECURITIES

Illiquid Securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on its Fund's books. Illiquid Securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and Repurchase Agreements with maturities over seven days in length. Each Fund will limit its investments in illiquid securities to 15% of its net assets.

INVESTMENT COMPANY SECURITIES

Investment Company Securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. A Fund may invest in Investment Company Securities of investment companies managed by the Investment Manager or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by any rule, regulation or order of the Securities and Exchange Commission (the "SEC"). The Company and the Investment Manager have obtained an order from the SEC to permit the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act. To the extent a Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

Exchange Traded Funds: Exchange Traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end companies or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

INVESTMENT GRADE SECURITIES


Investment Grade Securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's) or determined to be of equivalent quality by the Sub-Advisers. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

LIMITED PARTNERSHIPS

A Limited Partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

LOAN PARTICIPATION AND ASSIGNMENTS

Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Fund's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Sub-Advisers to be creditworthy.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

MONEY MARKET INSTRUMENTS

Money Market Instruments are high quality short-term fixed income securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

MORTGAGE-RELATED SECURITIES

A Mortgage-Related Security is an interest in a pool of mortgage loans. Most Mortgage-Related Securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of Mortgage-Related Securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are Mortgage-Related Securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities are considered to be Government securities for purposes of each Fund's investment policies.

Non-Agency Mortgage-Related Securities: Mortgage-Related Securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Funds limit their investments in non-agency mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Funds may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986 (the "Code") and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by non-agency issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-Related Securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

MUNICIPALS

Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from Federal income taxes and in certain instances, from state and local taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer. Because interest on Municipals is exempt from Federal income tax, interest payments are lower than those otherwise paid. Tax exempt investors receive the lower interest rate, but do not receive the corresponding income tax benefit.

OPTIONS

Options give the holder of the option the right to buy or sell an underlying at an agreed price, while obligating the writer of the option to buy or sell at the agreed price if exercised by the buyer. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." The writer of an option may close out an option position that it has written, by entering into a "closing transaction," which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the writer is unable to effect a closing transaction, it will be obligated to honor the option until the option expires or it delivers the underlying upon exercise. When a Fund writes an option, it will "cover" its obligation by holding the underlying (in the case of a call option) or segregating or earmarking cash (in the case of a put option) needed to satisfy its obligation until it enters into a closing transaction, the option expires, or the Fund delivers the underlying security upon exercise by the option holder.

A Fund may purchase put and call options to protect against declines in the market values of the securities in its portfolio, or in anticipation of movements in the market values of securities subject to the option. A Fund pays a premium when it purchases put and call options. If price movements in the underlying securities are such that exercise of the option would not be profitable, the Fund's loss will equal the amount of the premium. In the case of a put option, where a Fund already holds the underlying security, the loss of the premium may be offset by an increase in the value of the security. In the case of a call option, where a Fund acquires the underlying security in a separate transaction, the loss of the premium may be offset by a decrease in the cost of acquisition of the security.

A Fund may write covered call and put options as a means of increasing the yield on its portfolio. When a Fund writes an option, if the underlying securities do not increase or decrease to a price that would make the exercise of the option by the option holder profitable, the holder generally will allow the option to expire without being exercised. In such a situation, the Fund will have realized as profit the premium received for writing the option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price. This price generally will be lower than the price the Fund could have received if it sold the underlying at the market price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities from the option holder at the strike price. This price generally will be higher than the price the Fund would have paid if it bought the underlying at the market price.

The Funds may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the counterparty. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing normally is determined by reference to information provided by a market maker. OTC options generally are considered to be illiquid.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options.

PORTFOLIO TURNOVER

The Investment Manager uses a multimanager approach for each Fund. As a result, one manager may purchase certain securities at the same time another manager sells these securities resulting in duplicative transaction costs. The annual portfolio turnover rate may be in excess of 100%. Higher portfolio turnover may result in higher transaction costs, including brokerage costs and taxable gains being passed through to all shareholders. Distributions of taxable gains generally will affect only taxable shareholders.

PREFERRED STOCKS

Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

REPURCHASE AGREEMENTS

Repurchase Agreements are agreements by which a Fund obtains a security in exchange for cash and simultaneously commits to return the security to the seller (typically, a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying security. A Repurchase Agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.


Repurchase Agreements are considered to be loans by a Fund for purposes of its investment limitations. The Repurchase Agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement. Under all Repurchase Agreements entered into by a Fund, the Company's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most Repurchase Agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may experience delays and incur costs in selling the underlying security, or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Section 4(2) commercial paper and Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Company's Board of Directors.

RIGHTS

Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

TEMPORARY INVESTMENTS

When the Sub-Advisers believe that changes in economic, financial or political conditions make it advisable, each Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities include obligations that are issued by the U.S. Treasury, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Repayment of principal and interest of U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. Repayment of principal and interest on certain obligations of U.S. Government agencies or instrumentalities is guaranteed by the U.S. Government (e.g., GNMA securities). Repayment of principal and interest for others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Farm Credit Bank securities), while certain other obligations are supported only by the creditworthiness of the issuer (e.g., Fannie Mae securities). Prices of a Fund's investments in U.S. Government Securities will still go up and down in response to changes in interest rates and other market forces.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may vary continuously, or may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

WARRANTS

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specific period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the common stock exceeding the price fixed by the Warrant.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-Issued Securities and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future at a price that is determined at the time the arrangement is entered into.

When-Issued or Delayed Delivery Securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When a Fund agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Fund's commitment to purchase these securities. Although a Fund may purchase securities on a when-issued (or forward commitment) basis with the intention of actually acquiring securities for its investment portfolio, it may dispose of a When-Issued Security or forward commitment prior to settlement if it deems appropriate.

YANKEE DOLLARS

A Fund may invest in certain fixed income securities known as Yankee dollars, which are dollar-denominated obligations issued by foreign banks in the U.S. markets.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES

Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on or distribute this phantom income to shareholders, although it has not received any cash payment.

Zero Coupons: Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities: Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities: Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and cash interest becomes payable at regular intervals.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result,
         (i) more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may, without regard to this limitation (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
         (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


6. Issue senior securities (as defined in 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (except for the CIF Small Cap Fund).


The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. For the purposes of fundamental restriction number 2, finance companies are not considered a single industry, but are grouped instead according to their services.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to the Funds by the Board of Directors.


Each Fund may not:


1. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's fundamental limitation on borrowing. A transfer of assets under a repurchase agreement is not considered a pledge or hypothecation subject to this restriction.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company except as permitted by the 1940 Act, except, as a non-fundamental policy, the CIF Short Duration Fund may not invest its assets in any investment companies.*

5. Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Directors.

6. Borrow money, except for temporary or emergency circumstances in amounts not to exceed 5% of a Fund's net assets. For example, a Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not make additional purchases of securities when the Fund's borrowings exceed 5% of total assets.


      In addition, as a non-fundamental policy, the CIF Small Cap Fund may not invest in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.


* The Company and the Investment Manager have obtained an order from the SEC to permit the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act.

THE INVESTMENT MANAGER

Commonfund Asset Management Company, Inc. (the "Investment Manager") is an indirect, wholly owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager are responsible for Commonfund's investment programs. For its investment advisory services, the Company will pay the Investment Manager an annual fee calculated as a percentage of average net assets of each Fund


For each Fund, the following table shows: (i) the contractual investment advisory fee as a percentage of daily net assets; (ii) the dollar amount of advisory fees paid by the Company to the Investment Manager (net of fee waivers and/or reimbursements) during the fiscal year or period ended April 30, 2001, April 30, 2002 and April 30, 2003; and (iii) the dollar amount of the Investment Manager's voluntary fee waiver during the fiscal year or period ended April 30, 2001, April 30, 2002 and April 30, 2003:



                                                      For the Fiscal Year or          Fee Waiver and/or Reimbursements for the
                                 Contractual           Period Ended April 30,           Fiscal Year or Period Ended April 30,
Fund                             Advisory Fee      2001         2002         2003         2001         2002          2003
----                             ------------      ----         ----         ----         ----         ----          ----
CIF Inflation-Indexed Bond Fund+  0.15-0.35%*          $0     $374,860     $231,062     $131,882      $37,762       $69,019
CIF Short Duration Fund+            0.19%              $0      $43,526      $49,769      $99,455      $68,019       $77,803
CIF Core Plus Bond Fund+            0.35%         $43,014     $475,401     $436,003      $91,930      $68,075       $69,212
CIF Core Equity Fund+               0.45%         $64,578     $487,659     $582,885      $78,993      $42,642       $54,837
CIF Small Cap Fund+                 0.90%              **           **           **           **           **            **
CIF International Equity Fund+      0.70%        $133,484     $212,675      487,608      $91,406     $434,831      $222,985


* The Investment Advisory Fees vary with Fund performance. The total advisory fee payable by the Fund will be 0.25% (25 basis points) per annum of assets under management if the return on the Fund is 50 basis points above the Lehman Brothers U.S. TIPS Index for the prior twelve months ("fulcrum point"), and will vary upwards or downwards by an amount equal to 20% of any performance above or below the fulcrum point. In no event will the fee exceed 35 basis points or decline below 15 basis points.


** Not in operation during the period.

+ The Investment Manager has contractually agreed to waive its Advisory fees and to the extent necessary reimburse expenses, so long as it serves as Investment Manager to the Funds, in order to keep annual total operating expenses from exceeding: 0.25% of the average daily net assets of the CIF Short Duration Fund; 0.45% of the average daily net assets of the CIF Core Plus Bond Fund; 0.55% of the average daily net assets of the CIF Core Equity Fund; 1.00% of the average daily net assets of the CIF Small Cap Fund; 0.80% of the average daily net assets of the CIF International Equity Fund; and to keep other expenses of the CIF Inflation-Indexed Bond Fund from exceeding 0.10%. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors of the Company including a majority of the Directors who are not "interested persons" as defined under the 1940 Act ("Independent Directors").

The Investment Manager pays the Sub-Advisers out of the investment advisory fees that it receives. For each Fund, the following table shows: (i) the aggregate dollar amount of sub-advisory fees paid by the Investment Manager to the Sub-Advisers during the fiscal year or period ended April 30, 2001, April 30, 2002 and April 30, 2003; and (ii) the aggregate dollar amount of the Sub-Advisers' voluntary fee waivers:

                                                      Sub-Advisory Fees Paid after Fee Waivers for
                                                        the Fiscal Year or Period Ended April 30,
Fund                                              2001                    2002                   2003
----                                              ----                    ----                   ----
                                                  Fees                    Fees                   Fees
                                                  ----                    ----                   ----
CIF Inflation-Indexed Bond Fund                  $31,313                $289,007                $99,868
CIF Short Duration Fund                          $13,448                 $45,200                $52,074
CIF Core Plus Bond Fund                          $67,655                $219,203               $216,047
CIF Core Equity Fund                            $111,848                $417,016               $464,997
CIF Small Cap Fund                                  *                       *                      *
CIF International Equity Fund                   $146,846                $404,934               $466,314


* Not in operation during the period.


The Investment Manager serves as the investment adviser for the Funds under an investment advisory agreement (the "Advisory Agreement"), and operates as a "manager of managers." Under the Advisory Agreement, and subject to the supervision of, and policies established by, the Company's Board of Directors, the Investment Manager determines the investment structure and strategy of each Fund, recommends Sub-Advisers to implement those strategies, and supervises adherence by the Sub-Advisers to the Funds' investment policies and guidelines. The Investment Manager also recommends the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager also determines the appropriate allocation and reallocation of assets among the Sub-Advisers. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

The Investment Manager and the Company have obtained an exemptive order from the SEC that permits the Investment Manager, with the approval of the Board of Directors of the Company, to retain Sub-Advisers unaffiliated with the Investment Manager for a Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the Company to disclose only the aggregate amount payable by the Investment manager to the Sub-Advisers under all such sub-advisory agreements for each Fund. The Company will notify a Fund's shareholders in the event of any addition or change in the identity of its Sub-Advisers.


The Advisory Agreement provides that the Investment Manager shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Board of Directors or by a vote of the shareholders of the Funds, and (ii) by the vote of a majority of the Independent Directors or the Directors who are not parties to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Directors of the Company or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Investment Manager, or by the Investment Manager on 90 days' written notice to the Company.


THE SUB-ADVISERS


As of the date of this SAI, the Funds have thirteen sub-advisers (each a "Sub-Adviser and, collectively, the "Sub-Advisers"), which are listed below. Each Sub-Adviser will manage the portion of a Fund's assets allocated to it, which allocation is determined by the Investment Manager. Each Sub-Adviser makes the investment decisions for its portion of the assets of a Fund allocated to it, subject to the supervision of, and in accordance with policies established by, the Board of Directors.


ARTISAN PARTNERS LIMITED PARTNERSHIP ("Artisan") acts as Sub-Adviser to the CIF Core Equity and the CIF Small Cap Funds. Artisan is controlled by Artisan Investment Corporation, all of the voting stock of which is owned by Andrew A. Ziegler and Carlene M. Ziegler.


BLACKROCK ADVISORS, INC. ("BlackRock") acts as Sub-Adviser to the CIF Core Plus Bond Fund. BlackRock is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian") acts as Sub-Adviser to the CIF International Equity Fund. Capital Guardian is a wholly-owned subsidiary of Capital Group International Inc., which in turn is owned by The Capital Group Companies, Inc.


CHARTWELL INVESTMENT PARTNERS ("Chartwell") acts as Sub-Adviser to the CIF Small Cap Fund. Chartwell is a partnership which is 78% owned by partners of the firm and 22% owned by a limited partnership, Bobcat Partners.


GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO") acts as Sub-Adviser to the CIF International Equity Fund. GMO is a privately held company and no one owner holds more than a twenty percent interest.




JOHN A. LEVIN & CO., INC. ("John A. Levin") acts as Sub-Adviser to the CIF Core Equity Fund. John A. Levin is a wholly-owned subsidiary of Levin Management Co., Inc., which is a wholly-owned subsidiary of BKF Capital Group, Inc.

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico Capital") acts as Sub-Adviser to the CIF Core Equity Fund. Marsico Capital is owned by Bank of America Corporation.




MARTINGALE ASSET MANAGEMENT, L.P. ("Martingale") acts as Sub-Adviser to the CIF Core Equity and the CIF Small Cap Funds. Martingale is controlled by Martingale Asset Management Corporation, its General Partner.

TT INTERNATIONAL INVESTMENT MANAGEMENT ("TT International") acts as Sub-Adviser to the CIF International Equity Fund. TT International is a U.K. partnership whose controlling partner is Timothy A. Tacchi.

TCW ASSET MANAGEMENT COMPANY ("TCW") acts as Sub-Adviser to the CIF Small Cap Fund. TCW is a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of TCW by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc.

WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") acts as Sub-Adviser to the CIF Short Duration Fund. Wellington Management is a limited liability partnership managed by 75 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

WESTERN ASSET MANAGEMENT COMPANY ("WAMCO") acts as Sub-Adviser to the CIF Inflation-Indexed Bond, CIF Short Duration and CIF Core Plus Bond Funds. WAMCO is owned by Legg Mason, Inc.

WESTERN ASSET MANAGEMENT COMPANY LIMITED ("WAMCO Limited") acts as Sub-Adviser to the CIF Core Plus Bond Fund. WAMCO Limited is owned by Legg Mason, Inc.

FUND ADMINISTRATION


The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. will provide general fund administration services to the Funds including, Fund Administration, Fund Accounting, Custody and Transfer Agent services. For the services rendered by IBT Co., the Company pays IBT Co. a graduated fee based on a percentage of the average daily net assets of the Funds. For the fiscal years ended April 30, 2001, 2002 and 2003 IBT Co. was paid $186,894, $1,136,194 and
$840,919, respectively.


The Administration Agreement provides that IBT Co. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement has an initial term of three years and is automatically renewed for an additional three year term unless terminated by either party on 90 days' prior notice. Either party may terminate the Administration Agreement in the event of a material breach of the Administration Agreement that is not cured within 90 days of notice thereof, and the Company may terminate this Administrative Agreement in the event that IBT Co. fails to cure identified deficiencies within 30 days after a written notice thereof.

CUSTODIAN

IBT Co., 200 Clarendon Street, Boston, MA, 02116, acts as the Custodian of the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

EXPERTS


The Independent Auditors for the Company are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, NY 10036.


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Company.

DISTRIBUTION

Commonfund Securities, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Commonfund, serves as the distributor of interests in the Company under a Distribution Agreement. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter with the approval of a majority of the Board of Directors and a majority of the Independent Directors. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Company upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives no compensation from the Funds. The Investment Manager pays the Distributor, from its own assets, an annual fee equal to the costs it incurs in distributing shares of the Funds, plus 5% of such costs.

DIRECTORS AND OFFICERS OF THE COMPANY

DIRECTORS


The management and affairs of the Company are supervised by the Directors under the laws of the State of Delaware. Each Director is responsible for overseeing each Fund of the Company, which currently consists of six funds. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.


The Directors of the Company and their dates of birth, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Director is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. Each Director is elected to serve in accordance with the Agreement and Declaration of Trust and By-Laws of the Company until his successor is duly elected and qualified.


------------------------------------- ----------------- --------------------------------------------- ---------------
                                                                                                        NUMBER OF
                                        POSITION(S)                                                   PORTFOLIOS IN
                                        WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING          FUND COMPLEX
                                          AND TERM                  THE PAST 5 YEARS AND               OVERSEEN BY
       NAME, ADDRESS AND AGE             OF OFFICE                OTHER DIRECTORSHIPS HELD              DIRECTOR
------------------------------------- ----------------- --------------------------------------------- ---------------

INDEPENDENT DIRECTORS

------------------------------------- ----------------- --------------------------------------------- ---------------
John B. Carroll                       Director since    Retired since 2001.  President of GTE               6
J2025 Main Street                     1999.             (Verizon) Investment Management Corporation
Ridgefield, CT  06877                                   (communications) (1997-2000); Vice
Age:  67                                                President of Investment Management for GTE
                                                        (Verizon) Corporation (communications) (1984
                                                        -1997).

                                                        Trustee of iShares Trust and Director of
                                                        iShares, Inc. since 1996; and Director of
                                                        the J.P. Morgan Private Equity Funds since
                                                        1998.  Formerly, Trustee and Member of the
                                                        Executive Committee of Commonfund (1991 -
                                                        1997).

------------------------------------- ----------------- --------------------------------------------- ---------------
Louis W. Moelchert, Jr.               Director since    President & Owner of Private Advisor, LLC           6
3712 Berrington Bridge Place          1999.             (investments) since 1996; President of
Richmond, VA  23223                                     Spider Management Co. (investments) since
Age:  61                                                2000; and employed by the University of
                                                        Richmond as Vice President for Business
                                                        and Finance from 1975 through 1997, and as
                                                        Vice President for Investments since 1997.

                                                        Member of the Board of Trustees of
                                                        Commonfund as Vice Chairman from 1991
                                                        through 1993 and as Chairman from 1994
                                                        through 1998.
------------------------------------- ----------------- --------------------------------------------- ---------------

------------------------------------- ----------------- --------------------------------------------- ---------------
                                                                                                        NUMBER OF
                                        POSITION(S)                                                   PORTFOLIOS IN
                                        WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING          FUND COMPLEX
                                          AND TERM                  THE PAST 5 YEARS AND               OVERSEEN BY
       NAME, ADDRESS AND AGE             OF OFFICE                OTHER DIRECTORSHIPS HELD              DIRECTOR
------------------------------------- ----------------- --------------------------------------------- ---------------

------------------------------------- ----------------- --------------------------------------------- ---------------
Jerald L. Stevens                     Director since    Consultant in the areas of investment and           6
1246 Old Stage Road                   1999.             financial management to a range of clients
Chester, VT  05143                                      including American Express, Rockefeller &
Age:  62                                                Company, James Wolfenson & Co., Indiana
                                                        University and Xerox Financial Services.

                                                        Formerly, Trustee of the Hospital Fund,
                                                        Inc. (1991-1999), and Chairman
                                                        (1995-1999).

------------------------------------- ----------------- --------------------------------------------- ---------------

INTERESTED DIRECTORS*

------------------------------------- ----------------- --------------------------------------------- ---------------
Robert L. Bovinette                   Director and      President Emeritus of Commonfund since              6
14 Via Entrada                        Chairman of the   2003;  President and Chief Executive
Sandia Park, NM 87047                 Board since 1999  Officer of Commonfund (1996-2003);  Trustee
Age:  63                                                of Commonfund, (1996-2003) (ex officio) and
                                                        1982 to 1994 (Chair, 1986 to 1990).
                                                        Chairman of the Board of Directors of the
                                                        Investment Manager (1999-2003); Chairman of
                                                        the Board of Commonfund Realty Inc.
                                                        (1998-2003), and Director of Commonfund
                                                        Capital, Inc. since 1998 (Chair of the
                                                        Board, 2001-2003, and Chair of the
                                                        Executive Committee of the Board from 1998
                                                        through 2001).

------------------------------------- ----------------- --------------------------------------------- ---------------
David M. Lascell, Esq.                Director since    Vice Chair and Vice President/General               6
330 Allens Creek Road                 2000              Counsel of Cinnabar Solutions, Inc.
Rochester, NY 14618                                     (manufacturing) since 2002; Vice Chair of
Age:  62                                                AWH Corporation since 1991; Partner in the
                                                        law firm of Harter, Secrest & Emery, LLP
                                                        since 2000; Part Owner, Director, Vice
                                                        President and General Counsel of AWH
                                                        Corporation; Trustee and Treasurer of Grove
                                                        City College.  Partner in the law firm of
                                                        Hallenbeck, Lascell et. al. (1991-2000).

                                                        Trustee of Commonfund since 1990 and
                                                        currently the Chair of Commonfund; and
                                                        Honorary Trustee of Wells College.
------------------------------------- ----------------- --------------------------------------------- ---------------

*Messrs. Bovinette and Lascell are "interested persons" of the Company (as such term is defined in the 1940 Act) by virtue of their employment with Commonfund. The Investment Manager is an indirect, wholly owned subsidiary of Commonfund.

BOARD STANDING COMMITTEES

The Board has established the following standing committees:


Audit and Risk Management Committee: The Board has a standing Audit and Risk Management Committee that is composed of each of the Independent Directors. The Audit and Risk Management Committee operates under a written charter approved by the Board. The purposes of the Audit and Risk Management Committee include: (i) overseeing the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of service providers; (ii) overseeing the quality and objectivity of the Company's financial statements and the independent audit thereof; (iii) to act as a liaison between the Company's independent auditors and the full Board of Directors; and (iv) to oversee the risk management process and related activities of the Company and to oversee the management of risks associated with products and services it offers. Messrs. Carroll, Moelchert and Stephens currently serve as members of the Audit and Risk Management Committee. The Audit and Risk Management Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

Fair Value Pricing Committee: The Fair Value Pricing Committee is composed of various representatives of the Company and its service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 41 times in the most recently completed fiscal year ended April 30, 2003.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

For each Fund, the continuance of the Advisory Agreement and each sub-advisory agreement (each a "Sub-Advisory Agreement") must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement and each Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Advisory Agreement and each Sub-Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Investment Manager and Sub-Advisers. The Board uses this information, as well as other information that the Investment Manger and the Sub-Advisers and other Fund service providers may submit to the Board and/or other information the Directors obtain independently, to help them decide whether to renew the Advisory Agreement and each Sub-Advisory Agreement for another year.

Before meeting for the renewal of the Advisory Agreement and each Sub-Advisory Agreement, the Board requested and received written materials from the Investment Manager about: (a) the quality of the Investment Manager's and each Sub-Adviser's investment management and other services; (b) the Investment Manager's and each Sub-Adviser's investment management personnel; (c) the Investment Manager's and each Sub-Adviser's operations and financial condition;
(d) the Investment Manager's and each Sub-Adviser's brokerage practices (including any soft dollar arrangements, as applicable) and investment strategies; (e) the level of the advisory fees that the Investment Manager and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds or accounts (if any); (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Investment Manager's and each Sub-Adviser's profitability from its Fund-related operations; (h) the Investment Manager's and each Sub-Adviser's compliance systems; (i) the Investment Manager's and each Sub-Adviser's policies on and compliance procedures for personal securities transactions; (j) the Investment Manager's and each Sub-Adviser's reputation, expertise and resources in financial markets; and (k) a Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Investment Manager presented additional oral and written information to the Board to help the Board evaluate the Investment Managers and each Sub-Adviser's fee and other aspects of the Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Directors discussed the written materials that the Board received before the meeting and the Investment Manager's presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement and each Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously agreed to renew the Advisory Agreement and each Sub-Advisory Agreement for another year in consideration that the terms of the Advisory Agreement and each Sub-Advisory Agreement are fair and reasonable and that the advisory fees are reasonable in light of the service provided by the Investment Manager and each Sub-Adviser.

FUND SHARES OWNED BY BOARD MEMBERS

The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Directors and officers of the Company own less than 1% of the outstanding shares of each Fund.

---------------------------------- -------------------------------------- ---------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF SHARES (ALL
              NAME                  DOLLAR RANGE OF FUND SHARES (FUND)*                     FUNDS)*
---------------------------------- -------------------------------------- ---------------------------------------------
Robert L. Bovinette                                None                                       None
---------------------------------- -------------------------------------- ---------------------------------------------
David M. Lascell                                   None                                       None
---------------------------------- -------------------------------------- ---------------------------------------------
John B. Carroll                                    None                                       None
---------------------------------- -------------------------------------- ---------------------------------------------
Louis W. Moelchert, Jr.                            None                                       None
---------------------------------- -------------------------------------- ---------------------------------------------
Jerald L. Stevens                                  None                                       None
---------------------------------- -------------------------------------- ---------------------------------------------


* Valuation date is December 31, 2002.

BOARD COMPENSATION

The Company paid the following fees to the Directors during its most recently completed fiscal year.


------------------------------- --------------------- ---------------------- --------------------- --------------------
                                                           PENSION OR
                                                       RETIREMENT BENEFITS     ESTIMATED ANNUAL    TOTAL COMPENSATION
                                     AGGREGATE         ACCRUED AS PART OF       BENEFITS UPON       FROM THE COMPANY
             NAME                   COMPENSATION          FUND EXPENSES           RETIREMENT        AND FUND COMPLEX*
------------------------------- --------------------- ---------------------- --------------------- --------------------
Robert L. Bovinette                      $0                    N/A                   N/A                   $0
------------------------------- --------------------- ---------------------- --------------------- --------------------
David M. Lascell                      $12,000                  N/A                   N/A                 $12,000
------------------------------- --------------------- ---------------------- --------------------- --------------------
John B. Carroll                       $12,000                  N/A                   N/A                 $12,000
------------------------------- --------------------- ---------------------- --------------------- --------------------
Louis W. Moelchert, Jr.               $12,000                  N/A                   N/A                 $12,000
------------------------------- --------------------- ---------------------- --------------------- --------------------
Jerald L. Stevens                     $12,000                  N/A                   N/A                 $12,000
------------------------------- --------------------- ---------------------- --------------------- --------------------


*The Company is the only investment company in the "Fund Complex" as that term is defined under the 1940 Act.


OFFICERS

The Officers of the Company and their age, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Officer is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812.


------------------------------------ ---------------------- ------------------------------------------------------------

                                       POSITION(S) WITH
                                       FUND AND TERM OF
           NAME AND AGE                     OFFICE(1)             PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------ ---------------------- ------------------------------------------------------------
Verne Sedlacek                       President since July   President and Chief Executive Officer of Commonfund since
Age:  48                             1, 2003.               July 1, 2003, and Executive Vice President and Chief
                                                            Operating Officer (2002-2003) . Trustee of Commonfund
                                                            Capital (1999-2001). President and Chief Operating Officer
                                                            of John W. Henry Company (1998-2001).
------------------------------------ ---------------------- ------------------------------------------------------------
John W. Auchincloss                  Secretary and Chief    General Counsel and Secretary of Commonfund since 2000,
Age:  45                             Legal Officer since    and Assistant/Associate General Counsel (1996-2000).
                                     1999.
------------------------------------ ---------------------- ------------------------------------------------------------
James P. Feeney                      Vice President since   Director of Compliance of Commonfund since 1999.
Age:  39                             2002.                  Compliance Manager at Prudential Insurance Company of
                                                            America (1997-1999).
------------------------------------ ---------------------- ------------------------------------------------------------
Jill Grossberg                       Assistant Secretary    Director and Counsel of Mutual Fund Administration at IBT
Age:  57                             since 2000.            Co. since 2000. Associate Counsel at Putnam Investments,
                                                            Inc. (investments) (1995-2000).
------------------------------------ ---------------------- ------------------------------------------------------------
Peter Kirby                          Treasurer since July   Managing Director, Operations of Commonfund since 2002.
Age:  46                             1, 2003.               Senior Managing Director, Chief Administrative Officer of
                                                            Whitehall Asset Management (2001-2002).  Principal for
                                                            Morgan Stanley Asset Management, Chief Operating Officer
                                                            of Graystone Wealth Management Services (1998-2000).
------------------------------------ ---------------------- ------------------------------------------------------------
Victoria McFarlane                   Assistant Treasurer    Director of Fund Administration at IBT Co. since 2002.
Age.  36                             since July 1, 2003.    Assistant Vice President at MFS Investment Management
                                                            (1998-2002).
------------------------------------ ---------------------- ------------------------------------------------------------
Susan C. Mosher                      Assistant Secretary    Senior Director and Senior Counsel of Mutual Fund
Age:  48                             since 1999.            Administration at IBT Co. since 1995.
------------------------------------ ---------------------- ------------------------------------------------------------

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS

From time to time, certain Funds may include the Fund's yield, effective yield, total return (on a before taxes basis, after taxes on distributions or after taxes on distributions and redemption) or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.

COMPUTATION OF YIELD

The yield for the Funds is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

Total Return Quotation (Before Taxes): The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Total Return Quotation (After-Taxes on Distributions): The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption): The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)(n) = ATV(DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Historical Performance: The average annual compounded rates of return (unless otherwise noted) for the Funds for the one year, five year and ten year periods ended April 30, 2003 and for the period from inception through April 30, 2003, are as follows:



------------------------------------------------ ------------- -------------- ---------------- --------------

                                                                  Average
                                                                Annual Five   Average Annual       Since
             Fund (Inception Date)               One Year          Years         Ten Years       Inception
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF Inflation-Indexed Bond Fund (01/02/2001)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                             14.22%          N/A             N/A           11.27%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions               9.36%           N/A             N/A            7.71%
----------------------------------------------- ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                       9.08%           N/A             N/A            7.39%
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF Short Duration Fund (05/01/2000)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                             1.94%           N/A             N/A            4.11%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions               1.20%           N/A             N/A            2.61%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                       1.20%           N/A             N/A            2.55%
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF Core Plus Bond Fund (01/02/2001)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                             10.51%          N/A             N/A            8.50%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions               8.14%           N/A             N/A            6.17%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                       6.62%           N/A             N/A            5.68%
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF Core Equity Fund (01/02/2001)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                            (14.65)%         N/A             N/A          (11.50)%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions              (14.96)%         N/A             N/A          (11.82)%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                      (9.55)%          N/A             N/A           (9.20)%
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF Small Cap Fund (09/01/2003)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                              N/A            N/A             N/A             N/A
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions                N/A            N/A             N/A             N/A
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                        N/A            N/A             N/A             N/A
------------------------------------------------ ------------- -------------- ---------------- --------------
CIF International Equity Fund (01/02/2001)
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns before taxes                            (14.29)%         N/A             N/A          (13.28)%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions              (14.85)%         N/A             N/A          (13.79)%
------------------------------------------------ ------------- -------------- ---------------- --------------
   returns after-tax on distributions and
   redemption                                      (9.28)%          N/A             N/A          (10.63)%
------------------------------------------------ ------------- -------------- ---------------- --------------


Had the Investment Manager not waived fees or reimbursed expenses, total returns would have been lower.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through IBT Co. (the "Transfer Agent") on days when the Federal Reserve System and the New York Stock Exchange ("NYSE") are both open for business. Currently, the weekdays on which the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur transaction charges on the sale of any such securities so received in payment of redemptions. In addition, the securities will be subject to market risks until shareholders sell them.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Manager, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Funds are valued by the IBT Co. (the "Custodian"), with assistance of the Sub-Advisers, under the general supervision of a Fair Value Pricing Committee appointed by the Board of Directors. The Custodian may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, a pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuations are reviewed by the officers of the Company under the general supervision of the Board of Directors. If there is no readily ascertainable market value for a security, the Fair Value Pricing Committee may make a good faith determination as to the "fair value" of the security in accordance with procedures adopted by the Board of Directors.


Securities with original maturities of 60 days or less may be valued by the amortized cost method, unless it is determined not to represent fair value in accordance with procedures adopted by the Board of Directors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (unless amortized cost is determined in accordance with procedures approved by the Board of Directors not to represent fair value) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.


TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds that are not discussed in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Funds intend to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify for treatment as a RIC under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of that Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if that Fund owns at least 20% of the voting power of such issuer.


Notwithstanding the Distribution Requirement described above, which requires only that the Funds distribute at least 90% of their annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent they fail to distribute by the end of any calendar year 98% of their ordinary income for that year and 98% of their capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.



The Funds intend to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such taxes will be eliminated. The Funds may in certain circumstances be required to liquidate their investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Manager or Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirements for qualification as a RIC.

A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). Except for dividends paid by the CIF Inflation-Indexed Bond Fund, the CIF Short Duration Fund, and the CIF Core Plus Bond Fund, a portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions attributable to a Fund's net capital gains will be taxable to shareholders as long-term capital gains (currently at a maximum rate of 15%), regardless of how long you have held your shares in a Fund. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


Any gain or loss recognized on a sale, exchange or redemption of shares of the Funds by a taxable shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a taxable shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


A Fund will inform its shareholders of the amount of the shareholder's ordinary income dividends, qualified dividend income, and capital gain distributions, if any, shortly after the close of each calendar year. If a shareholder has not held Fund shares for a full year, a Fund may designate and distribute to the shareholder, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of the shareholder's investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Generally, shareholders should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund on December 31 of the preceding year.

In the case of corporate shareholders in some of the Funds, distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in the shareholder's alternative minimum taxable income calculation.


In certain cases, a Fund will be required to withhold, at the applicable withholding rates, and remit to the U.S. Treasury the amount withheld from distributions payable to any individual or non-corporate shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that he or she is a U.S. person, including a U.S. resident alien.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Funds' current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction. The Board reserves the right to cause a Fund not to qualify for a RIC for a taxable year if it determines that it would be beneficial to the Fund's shareholders.

STATE TAXES

The Funds are not liable for any income or franchise tax in Delaware if they qualify as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.


Many states grant tax-free status to dividends paid to a shareholder from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.


PORTFOLIO TRANSACTIONS

The Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for their respective Funds. The Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of execution, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Advisers generally seek competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Sub-Advisers seek to select brokers or dealers that offer a Fund the best price and execution and other services which are of benefit to the Fund.

The Sub-Advisers may, consistent with the interests of a Fund, consider research services that a broker or a dealer provides in selecting brokers and dealers for the Fund. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by them under their Sub-Advisory Agreements. If, in the judgment of a Sub-Adviser, Fund or other accounts managed by the Sub-Adviser will be benefited by supplemental research services, the Sub-Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. In addition to agency transactions, the Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Sub-Adviser will find all of such services of value in advising the Fund.

For the fiscal years ended April 30, 2002 and 2003, the Funds' portfolio turnover rates were as follows:


---------------------------------------- ------------------------------------- -------------------------------------
                                            PORTFOLIO TURNOVER RATE IN FYE        PORTFOLIO TURNOVER RATE IN FYE
                 FUND                                  4/30/02                               4/30/03
---------------------------------------- ------------------------------------- -------------------------------------
CIF Inflation-Indexed Bond Fund                          185%                                  78%
---------------------------------------- ------------------------------------- -------------------------------------
CIF Short Duration Fund                                  202%                                  84%
---------------------------------------- ------------------------------------- -------------------------------------
CIF Core Plus Bond Fund                                  480%                                  455%
---------------------------------------- ------------------------------------- -------------------------------------
CIF Core Equity Fund                                     66%                                   66%
---------------------------------------- ------------------------------------- -------------------------------------
CIF Small Cap Fund                                        **                                    **
---------------------------------------- ------------------------------------- -------------------------------------
CIF International Equity Fund                            66%                                   61%
---------------------------------------- ------------------------------------- -------------------------------------


** Not in operation during the period.

For the fiscal years ended April 30, 2003, the Funds paid the following brokerage commissions:


----------------------------------------- ------------------ ------------------- ----------------- -------------------
                                                             TOTAL $ AMOUNT OF      % OF TOTAL
                                           TOTAL $ AMOUNT        BROKERAGE          BROKERAGE          % OF TOTAL
                                            OF BROKERAGE      COMMISSIONS PAID     COMMISSIONS          BROKERED
                                             COMMISSIONS       TO AFFILIATED         PAID TO          TRANSACTIONS
                                               PAID IN         BROKERS IN FYE       AFFILIATED      EFFECTED THROUGH
                  FUND                       FYE 4/30/03          4/30/03            BROKERS       AFFILIATED BROKERS
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Inflation-Indexed Bond Fund                          $0                  $0             0.00%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Short Duration Fund                                  $0                  $0             0.00%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Core Plus Bond Fund                                  $0                  $0             0.00%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Core Equity Fund                               $246,466              $1,258             0.51%               0.37%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Small Cap Fund                                       **                  **                **                  **
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF International Equity Fund                      $285,335                  $0             0.00%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------



** Not in operation during this period.

For the fiscal years ended April 30, 2002, the Funds paid the following brokerage commissions:


----------------------------------------- ------------------ ------------------- ----------------- -------------------
                                                             TOTAL $ AMOUNT OF      % OF TOTAL
                                           TOTAL $ AMOUNT        BROKERAGE          BROKERAGE          % OF TOTAL
                                            OF BROKERAGE      COMMISSIONS PAID     COMMISSIONS          BROKERED
                                             COMMISSIONS       TO AFFILIATED         PAID TO          TRANSACTIONS
                                               PAID IN         BROKERS IN FYE       AFFILIATED      EFFECTED THROUGH
                  FUND                       FYE 4/30/02          4/30/02            BROKERS       AFFILIATED BROKERS
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Inflation-Indexed Bond Fund                          $0                  $0              0.0%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Short Duration Fund                                  $0                  $0              0.0%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Core Plus Bond Fund                                  $0                  $0              0.0%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Core Equity Fund                               $186,566              $6,981             3.74%               3.71%
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF Small Cap Fund                                       **                  **                **                  **
----------------------------------------- ------------------ ------------------- ----------------- -------------------
CIF International Equity Fund                      $235,537                  $0              0.0%               0.00%
----------------------------------------- ------------------ ------------------- ----------------- -------------------

** Not in operation during this period.

For the fiscal year ended April 30, 2001, the Funds paid the following brokerage commissions:


------------------------------------------ ------------------ ------------------ ----------------- -------------------


                                                               TOTAL $ AMOUNT       % OF TOTAL
                                            TOTAL $ AMOUNT      OF BROKERAGE        BROKERAGE          % OF TOTAL
                                             OF BROKERAGE     COMMISSIONS PAID     COMMISSIONS          BROKERED
                                              COMMISSIONS       TO AFFILIATED        PAID TO          TRANSACTIONS
                                                PAID IN        BROKERS IN FYE       AFFILIATED      EFFECTED THROUGH
                  FUND                        FYE 4/30/01          4/30/01            BROKERS      AFFILIATED BROKERS
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF Inflation-Indexed Bond Fund**                         $0                 $0             0.00%               0.00%
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF Short Duration Fund                                   $0                 $0             0.00%               0.00%
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF Core Plus Bond Fund**                            $14,755                 $0             0.00%               0.00%
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF Core Equity Fund**                               $90,150             $1,273             1.41%               7.23%
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF Small Cap Fund                                         *                  *                 *                   *
------------------------------------------ ------------------ ------------------ ----------------- -------------------
CIF International Equity Fund**                     $243,809                 $0             0.00%               0.00%
------------------------------------------ ------------------ ------------------ ----------------- -------------------


*Not in operation during the period.
**For the period January 2, 2001 through April 30, 2001.

PROXY VOTING

The CIF Core Equity, CIF Small Cap and CIF International Equity Funds have delegated proxy voting responsibilities to the Investment Manager and to the Funds' respective Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy voting responsibilities, these Funds have directed that proxies be voted consistent with the Funds' best economic interests. The Investment Manager and the Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively referred to as the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund, and the interests of the Investment Manager, the Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this Statement of Additional Information. The CIF Inflation-Indexed Bond, CIF Short Duration and CIF Core Plus Bond Funds invest exclusively in non-voting securities and do not vote any proxies.



CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager, Sub-Advisers, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, which may include, subject to limitations contained in those policies, securities that may be purchased or held by the Funds. Access persons are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings ("IPOs") or private placements or are prohibited from investing in IPOs or private placements. Copies of these Codes of Ethics are on file with SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shares issued by the Funds have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. The Funds, as separate series of the Company, vote separately on matters affecting only the Funds. Voting rights are not cumulative. As a Delaware business trust, the Company is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares thereof. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Directors of the Company may create additional series of shares or separate classes of funds. All consideration received by the Company for shares of any Fund (or separate class) and all assets in which such consideration is invested would belong to that Fund (or separate class) and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 1, 2003, the following shareholders of each Fund owned more than 5% and 25% of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act.



CIF INFLATION-INDEXED BOND FUND
-------------------------------

         THE COMMON FUND FOR NONPROFIT                                  39.6%
         ORGANIZATIONS
         15 Old Danbury Road
         P.O. Box 812
         Wilton, CT 06897-0812
                                                                        28.3%
         UNIVERSITY AND COMMUNITY COLLEGE SYSTEM
         OF NEVADA
         261 Enterprise Road
         Reno, NV 89512-1666

CIF CORE EQUITY FUND
--------------------

         THE COMMON FUND FOR NONPROFIT                                  43.8%
         ORGANIZATIONS
         15 Old Danbury Road
         P.O. Box 812
         Wilton, CT 06897-0812

CIF INTERNATIONAL EQUITY FUND
-----------------------------

         THE COMMON FUND FOR NONPROFIT                                  54.7%
         ORGANIZATIONS
         15 Old Danbury Road
         P.O. Box 812
         Wilton, CT 06897-0812

      As of August 1, 2003, the following shareholders of each Fund owned 5% or more of each Fund and may be deemed a principal holder of those Funds.

CIF INFLATION-INDEXED BOND FUND
-------------------------------

         SOUTHERN METHODIST UNIVERSITY                                   14.0%
         P.O. Box 750193
         Dallas, TX 75275-0193
                                                                         7.8%
         WEST VIRGINIA UNIVERSITY
         P.O. Box 1650
         Morgantown, WV 26507-1650

CIF SHORT DURATION FUND
-----------------------

         MUSEUM OF FINE ARTS                                             22.3%
         465 Huntington Avenue
         Boston, MA 02115
                                                                         11.5%
         UNIVERSITY CORPORATION FOR ADVANCED
         INTERNET DEVELOPMENT
         3025 Boardwalk, Suite 100
         Ann Arbor, MI 48108
                                                                         10.1%
         COMMONFUND CAPITAL, INC.
         15 Old Danbury Road
         P.O. Box 812
         Wilton, CT 06897-0812
                                                                         7.5%
         CENTER FOR EARLY EDUCATION
         563 N. Alfred Street
         West Hollywood, CA 90048
                                                                         5.1%
         CHESTNUT HILL HOSPITAL
         8835 Germantown Avenue
         Philadelphia, PA 19118

CIF CORE EQUITY FUND
--------------------

         NORTHWESTERN MEDICAL FACULTY FOUNDATION,                        7.7%
         INC.
         680 Lake Shore Drive
         Chicago, IL 60611

         SANTA BARBARA MUSEUM OF NATURAL HISTORY                         7.4%
         2559 Puesta Del Sol
         Santa Barbara, CA 93105

         NEW YORK BLOOD CENTER INC.                                      5.1%
         310 East 67th Street
         New York, NY 10021

CIF CORE PLUS BOND FUND
-----------------------

         THE UNIVERSITY OF THE SOUTH                                     24.4%
         735 University Avenue
         Sewanee, TN 37383-1000
                                                                         17.3%
         VALPARAISO UNIVERSITY
         O.P. Kretzmann Hall
         Valparaiso, IN 46383-6493
                                                                         11.9%
         THE HEALTHCARE FOUNDATION OF NEW JERSEY
         75 Livingston Avenue
         Roseland, NJ 07068
                                                                         7.8%
         WIDENER UNIVERSITY
         One University Place
         Chester, PA 19013
                                                                         6.8%
         GOVERNOR DUMMER ACADEMY
         One Elm Street
         Byfield, MA 01922-2799
                                                                         5.4%
         NORTHWESTERN MEDICAL FACULTY FOUNDATION
         INC.
         680 Lake Shore Drive
         Chicago, IL 60611

CIF INTERNATIONAL EQUITY FUND
-----------------------------

                                                                         15.0%
         WEST VIRGINIA UNIVERSITY
         PO Box 1650
         Morgantown, WV 26507-1650
                                                                         6.4%
         JEWISH COMMUNITY FOUNDATION OF MONTREAL
         1 Carre Cummings Square
         Montreal, QC Canada H3W 1M6

FINANCIAL STATEMENTS


The financial statements and independent accountant's report thereon for the Funds are incorporated by reference to the Funds' Annual Report as of and for the period ended April 30, 2003, and have been incorporated by reference into this SAI.

APPENDIX A-DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Highest Credit Quality) indicates the strongest capacity for timely payment of financial commitments. The rating F-2 (Good Credit Quality) reflects a satisfactory capacity for timely payment of financial commitments but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B-PROXY VOTING PROCEDURES


ARTISAN PARTNERS LIMITED PARTNERSHIP


PROXY VOTING POLICY

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

I. RESPONSIBILITY FOR VOTING. Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners;
         (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

II. PRIMARY CONSIDERATION IN VOTING. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

III. ENGAGEMENT OF SERVICE PROVIDER. Artisan Partners has engaged Institutional Shareholder Services ("ISS") to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the services described above, all references to ISS in this policy shall be deemed to be references to those other entities.

IV.      VOTING GUIDELINES.

         A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

         B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in Section II. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

         C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:


                  o No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must be amended expressly to preclude Artisan Partners from voting.

                  o Limited Value. Artisan Partners may abstain from voting the client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

                  o Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

                  o Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan

                           Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

V. PROXY VOTING COMMITTEE. Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

VI.      ADMINISTRATION.

         A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

         B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

                  o vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

                  o adopted a proxy voting policy that Artisan Partners is required to follow.

                  Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

         C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

         D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

         E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or
                  (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

                  Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

                  Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to the Proxy Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Committee may request, the Proxy Committee will conduct an independent review of the proposed vote. If a member of the Proxy Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote.

                  Artisan Partners believes that application of the Guidelines as discussed below to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in certain cases where an investment team wishes to vote a proxy in a manner that is not consistent with the Guidelines, the Committee shall review the recommendation of the investment team to ensure that the recommendation itself is not the result of a conflict of interest. In all cases, after review of the Guidelines as applied to the particular vote or the investment team's recommendation with respect to the vote, the Proxy Voting Committee shall instruct the Proxy Administrator to vote in a manner that the Committee determines, in its reasonable judgment, is in the clients' economic best interests as shareholders.

         F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

                  o for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

                           o if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                           o if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

                  o for all other votes (identified as discretionary items in the Guidelines):

                           o if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                           o if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

                  o for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

         G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.



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

VII. REVIEW OF VOTES CAST. Artisan Partners periodically shall compare (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

VIII.    RECORDS AND REPORTS.

         A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

         B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

                  1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

                  2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

         C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of


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

                  Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

                  1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

                  2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

                  3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

                  4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

         D. RECORDS - RETENTION. All records kept under this Article VIII shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.       BACKGROUND.

         The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

         The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

         The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

         In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II.      GENERAL GUIDELINES

         A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

         B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs and, unless a client's proxy voting policy specifically requires other action, Artisan Partners does not vote proxies in those jurisdictions.

         C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

         D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

         E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.     ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

         A.       OPERATIONAL ITEMS.

                  1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.


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

                  2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

                  3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

                  4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

                  5.       CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

                           o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

                           o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

                  6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

                           o An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

                           o There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                  7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote for the proposal to ratify the selection of those auditors.

                  8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

                  9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

                  10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

                  11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.


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

         B.       BOARD OF DIRECTORS.

                  1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees in uncontested elections, except that votes should be withheld from directors who:

                           o Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%.

                           o Votes to implement or renew a dead-hand poison pill.

                           o Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

                           o Ignored a shareholder proposal approved by a majority of the shares outstanding.

                           o Failed to act on a takeover offer where the majority of the shareholders had tendered their shares.

                  2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

                  3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

                  4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                  5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

                  6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

                           o Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

                           o Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

                  7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                  8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

                  9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

                  10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

         C.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

                  1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                  2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

                  3. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

                           o Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

                           o   Formula employed in determining fair price.

                           o Vote needed to overcome the board's opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.


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

                           o Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

                           o Size of the block of shares controlled by officers, directors, and their affiliates

                           o Other takeover provisions, including state antitakeover statutes

                           o Company history relating to premium acquisition offers

                           Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                  4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

                  5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

                  6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it. Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

                           o   20% or higher flip-in or flip-over

                           o   Two to three year sunset provision

                           o   No dead-hand or no-hand features

                           o Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

                  7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSEN. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

                  8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special

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

                           meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                  9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

                  10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

         D.       CAPITAL STRUCTURE.

                  1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

                  2. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

                  3. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

                           o It is intended for financing purposes with minimal or no dilution to current shareholders

                           o It is not designed to preserve the voting power of an insider or significant shareholder

                  4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

                           o   The size of the company

                           o   The shareholder base

                           o   The liquidity of the stock


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

         E.       EXECUTIVE AND DIRECTOR COMPENSATION.

                  1. STOCK PLANS IN LIEU OF CASH. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

                  2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                  3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of
                           Section 162(m) unless they are clearly inappropriate.

IV.      DISCRETIONARY ISSUES

         A.       BOARD OF DIRECTORS.

                  1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

                  2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

                  3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

                           o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

                           o   Majority of independent directors

                           o   All independent key committees

                           o   Committee chairpersons nominated by the
                               independent directors


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

                           o CEO performance is reviewed annually by a committee of outside directors

                           o   Established governance guidelines

                           o   Company performance

         B.       PROXY CONTESTS.

                  1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

                           o Long-term financial performance of the company relative to its industry

                           o   Strategy of the incumbents versus the dissidents

                           o   Independence of directors/nominees

                           o   Experience and skills of board candidates

                           o   Responsiveness to shareholders

                           o   Whether takeover offer has been rebuffed

                  2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

         C.       MERGERS AND CORPORATE RESTRUCTURING.

                  1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

                  2. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

                           o   Anticipated financial and operating benefits

                           o   Offer price (cost vs. premium)

                           o   How the transaction was negotiated

                           o Changes in corporate governance and their impact on shareholder rights

                  3.       CONVERSION OF SECURITIES AND CORPORATE
                           REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

                           o   Dilution to existing shareholders' position

                           o   Conversion price relative to market value

                           o Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

                           o Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

                           Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

                  4. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

                           o   The reasons for the change

                           o   Any financial or tax benefits

                           o   Regulatory benefits

                           o Changes to the articles of incorporation or bylaws of the company

                  5. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS. Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

                           o   Offer price/premium

                           o How the deal was negotiated (independent special committee and fair auction process)

                           o   Other alternatives/offers considered

                           o Non-completion risk (company's going concern prospects, possible bankruptcy)

                  6. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

                           o   Dilution to existing shareholders' position

                           o   Terms of the offer

                           o Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           o Management's efforts to pursue alternatives such as mergers

                           o Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  7. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

                           o   Percentage of assets/business contributed

                           o   Percentage ownership

                           o   Financial and strategic benefits

                           o   Governance structure

                           o   Other alternatives

                           o Non-completion risk (company's going concern prospects, possible bankruptcy)

                  8. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

                           o Management's efforts to pursue other alternatives such as mergers

                           o Appraisal value of the assets (including any fairness opinions)

                           o Compensation plan for executives managing the liquidation

                           Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

                  9. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

                           o   Dilution to existing shareholders' position

                           o Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

                           o Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           o Management's efforts to pursue alternatives such as mergers

                           o Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                           Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

                  10. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

                           o   Dilution to existing shareholders' position

                           o Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

                           o Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                           o   Management's efforts to pursue other alternatives

                           o Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                           Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

                  11.      RECAPITALIZATION. Vote CASE-BY-CASE on
                           recapitalizations (reclassifications of securities), taking into account:

                           o   More simplified capital structure

                           o   Enhanced liquidity

                           o Fairness of conversion terms, including fairness opinion

                           o   Impact on voting power and dividends

                           o   Reasons for the reclassification

                           o   Other alternatives considered

                  12. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

                           o   Tax and regulatory advantages

                           o   Planned use of the sale proceeds

                           o Benefits that the spinoff may have on the parent company including improved market focus

         D.       STATE OR COUNTRY OF INCORPORATION.

                  1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

                  2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

         E.       CAPITAL STRUCTURE.

                  1. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

                  2. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

                  3. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                  4. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

                  5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

                           o   Excessive increases in authorized capital stock

                           o   Unfair method of distribution

                           o   Diminution of voting rights

                           o   Adverse conversion features

                           o   Negative impact on stock option plans

                           o   Other alternatives such as a spinoff

         F.       EXECUTIVE AND DIRECTOR COMPENSATION.

                  1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                           o   Historic trading patterns

                           o   Rationale for the repricing

                           o   Option vesting period and term of the option

                           o   Exercise price

                           o   Participants

                  5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

                           o   Purchase price compared to fair market value

                           o   Offering period

                           o   Potential voting power dilution

                  6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

                  7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                  8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

                           o The parachute should be less attractive than an ongoing employment opportunity with the firm

                           o The triggering mechanism should be beyond the control of management

         G.       BUNDLED PROPOSALS.

                  Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

     JANET D. OLSEN
     LAWRENCE A. TOTSKY
     GREGORY K. RAMIREZ
     SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

         For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners' Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team's recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team's recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.



Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I.  INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.    Name of issuer:

b.    Date of meeting:                               Deadline for casting vote:

c.    Investment strategy or strategies in which issuer is held:

d.    Does Artisan Partners hold on behalf of its clients more than 5% of
      the outstanding shares of the issuer?    Yes     No

e.    Is issuer an Identified Issuer?    Yes     No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.    Name of proxy administrator:

PART II. RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy Administrator)

a.   Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

PART III.  DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------


In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

Approved by the Committee on                 ,
                             ----------------  ---------

By:                              , on behalf of the Committee
    -----------------------------
Print Name:

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES


POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interests of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.


Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.


CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.


As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.



Special Review

         From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES


Proxy Review Process

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.



The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.


Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.


The following guidelines reflect CGTC's general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues.

o Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

o Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

o Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new stock compensation plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

o Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES


IF A RESEARCH ANALYST HAS A PERSONAL CONFLICT IN MAKING A VOTING RECOMMENDATION ON A PROXY ISSUE, HE OR SHE MUST DISCLOSE SUCH CONFLICT, ALONG WITH HIS OR HER RECOMMENDATION. IF A MEMBER OF THE PROXY VOTING COMMITTEE HAS A PERSONAL CONFLICT IN VOTING THE PROXY, HE OR SHE MUST DISCLOSE SUCH CONFLICT TO THE APPROPRIATE PROXY VOTING COMMITTEE AND MUST NOT VOTE ON THE ISSUE.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.



ANY OTHER PROXY WILL BE REFERRED TO THE SRC IF FACTS OR CIRCUMSTANCES WARRANT FURTHER REVIEW.


CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.


Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.


Effective Date

This policy is effective as of August 1, 2003.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES


ADOPTED APRIL 11, 1997

AS AMENDED JUNE 24, 2003


         Purpose. CHARTWELL INVESTMENT PARTNERS ("CHARTWELL") HAS ADOPTED THESE PROXY VOTING POLICIES AND PROCEDURES ("POLICIES") TO SEEK TO ENSURE THAT IT EXERCISES VOTING AUTHORITY ON BEHALF OF CHARTWELL CLIENTS IN A MANNER CONSISTENT WITH THE BEST INTERESTS OF EACH CLIENT AND ITS AGREEMENT WITH THE CLIENT.

         Scope. THESE POLICIES APPLY WHERE CLIENTS HAVE DELEGATED THE AUTHORITY AND RESPONSIBILITY TO CHARTWELL TO DECIDE HOW TO VOTE PROXIES. CHARTWELL DOES NOT ACCEPT OR RETAIN AUTHORITY TO VOTE PROXIES IN ACCORDANCE WITH INDIVIDUAL CLIENT GUIDELINES. CLIENTS THAT WISH TO ARRANGE TO VOTE PROXIES IN ACCORDANCE WITH THEIR OWN GUIDELINES MAY ELECT TO DO SO AT ANY TIME BY NOTIFYING CHARTWELL. CHARTWELL GENERALLY WILL FOLLOW THESE POLICIES IF ASKED TO MAKE RECOMMENDATIONS ABOUT PROXY VOTING TO CLIENTS WHO REQUEST THAT ADVICE BUT HAVE NOT DELEGATED PROXY VOTING RESPONSIBILITY TO CHARTWELL.


GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell..

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.


WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

                           I. THE BOARD OF DIRECTORS

A.    DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

o long-term corporate performance record of the company's stock relative to a market index;

o     composition of board and key board committees;

o     nominee's attendance at meetings (past two years);

o     nominee's investment in the company;

o     whether a retired CEO of the company sits on the board; and


                                                                            A=35

o     whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

o     corporate governance provisions and takeover activity;

o     board decisions regarding executive pay;

o board decisions regarding majority-supported shareholder proposals in back-to-back years;

o     director compensation;

o     number of other board seats held by nominee; and

o     interlocking directorships.

B.    CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a CASE-BY-CASE basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

o designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

o     majority of independent directors;

o     all-independent key committees;

o     committee chairpersons nominated by the independent directors;

o     CEO performance is reviewed annually by a committee of outside directors;

o     Established governance guidelines.

C.    MAJORITY OF INDEPENDENT DIRECTORS

Vote on a CASE-BY-CASE basis proposals that the board be comprised of a majority of independent directors.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.    STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.

F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.    CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A.    DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

o     long-term financial performance of the company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions of director nominees.

B.    REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

III.  AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
Non-audit ("all other") fees (greater than) audit and audit-related fees + permissible tax fees

o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)

o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)

o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]

o     ALL OTHER FEES

Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

o     Whether the non-audit fees are excessive (per the formula above) and

o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote FOR proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV.   PROXY CONTEST DEFENSES

A.    BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

B.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.    CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to permit cumulative voting.

D.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

F.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

V.    TENDER OFFER DEFENSES


A.    POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.    UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.

F.    Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

      VOTE against MANAGEMENT PROPOSALS TO REQUIRE A SUPERMAJORITY SHAREHOLDER VOTE TO APPROVE CHARTER AND BYLAW AMENDMENTS.

      VOTE for PROPOSALS TO LOWER SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS FOR CHARTER AND BYLAW AMENDMENTS.

G.    Supermajority Shareholder Vote Requirement to Approve Mergers

      VOTE against MANAGEMENT PROPOSALS TO REQUIRE A SUPERMAJORITY SHAREHOLDER VOTE TO APPROVE MERGERS AND OTHER SIGNIFICANT BUSINESS COMBINATIONS.

      VOTE for PROPOSALS TO LOWER SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS FOR MERGERS AND OTHER SIGNIFICANT BUSINESS COMBINATIONS.

H.    White Squire Placements

      VOTE for PROPOSALS TO REQUIRE APPROVAL OF BLANK CHECK PREFERRED STOCK ISSUES FOR OTHER THAN GENERAL CORPORATE PURPOSES.

                     VI. Miscellaneous Governance Provisions

A.    Confidential Voting

      VOTE for PROPOSALS THAT REQUEST CORPORATIONS TO ADOPT CONFIDENTIAL VOTING, USE INDEPENDENT TABULATORS AND USE INDEPENDENT INSPECTORS OF ELECTION AS LONG AS THE PROPOSALS INCLUDE CLAUSES FOR PROXY CONTESTS AS FOLLOWS: IN THE CASE OF A CONTESTED ELECTION, MANAGEMENT IS PERMITTED TO REQUEST THAT THE DISSIDENT GROUP HONOR ITS CONFIDENTIAL VOTING POLICY. IF THE DISSIDENTS AGREE, THE POLICY REMAINS IN PLACE. IF THE DISSIDENTS DO NOT AGREE, THE CONFIDENTIAL VOTING POLICY IS WAIVED.

      VOTE for MANAGEMENT PROPOSALS TO ADOPT CONFIDENTIAL VOTING.

B.    Equal Access

      VOTE for PROPOSALS THAT WOULD ALLOW SIGNIFICANT COMPANY SHAREHOLDERS EQUAL ACCESS TO MANAGEMENT'S PROXY MATERIAL IN ORDER TO EVALUATE AND PROPOSE VOTING RECOMMENDATIONS ON PROXY PROPOSALS AND DIRECTOR NOMINEES, AND IN ORDER TO NOMINATE THEIR OWN CANDIDATES TO THE BOARD.

C.    Bundled Proposals

      VOTE ON A case-by-case BASIS BUNDLED OR "CONDITIONED" PROXY PROPOSALS. IN THE CASE OF ITEMS THAT ARE CONDITIONED UPON EACH OTHER, WE EXAMINE THE BENEFITS AND COSTS OF THE PACKAGED ITEMS. IN INSTANCES WHEN WE BELIEVE THE JOINT EFFECT OF THE CONDITIONED ITEMS IS NOT IN SHAREHOLDERS' BEST INTERESTS, WE VOTE AGAINST THE PROPOSALS. IF THE COMBINED EFFECT IS POSITIVE, WE SUPPORT SUCH PROPOSALS.

D.    Shareholder Advisory Committees

      VOTE ON A case-by-case BASIS PROPOSALS TO ESTABLISH A SHAREHOLDER ADVISORY COMMITTEE.

                             VII. Capital Structure

A.    Common Stock Authorization

      VOTE ON A case-by-case BASIS PROPOSALS TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUE.

      VOTE against PROPOSED COMMON STOCK AUTHORIZATIONS THAT INCREASE THE EXISTING AUTHORIZATION BY MORE THAN 100% UNLESS A CLEAR NEED FOR THE EXCESS SHARES IS PRESENTED BY THE COMPANY.

B.    Stock Distributions:  Splits and Dividends

      VOTE for MANAGEMENT PROPOSALS TO INCREASE COMMON SHARE AUTHORIZATION FOR A STOCK SPLIT, PROVIDED THAT THE SPLIT DOES NOT RESULT IN AN INCREASE OF AUTHORIZED BUT UNISSUED SHARES OF MORE THAN 100% AFTER GIVING EFFECT TO THE SHARES NEEDED FOR THE SPLIT.

C.    Reverse Stock Splits

      VOTE for MANAGEMENT PROPOSALS TO IMPLEMENT A REVERSE STOCK SPLIT, PROVIDED THAT THE REVERSE SPLIT DOES NOT RESULT IN AN INCREASE OF AUTHORIZED BUT UNISSUED SHARES OF MORE THAN 100% AFTER GIVING EFFECT TO THE SHARES NEEDED FOR THE REVERSE SPLIT.

D.    Blank Check Preferred Authorization

      VOTE for PROPOSALS TO CREATE BLANK CHECK PREFERRED STOCK IN CASES WHEN THE COMPANY EXPRESSLY STATES THAT THE STOCK WILL NOT BE USED AS A TAKEOVER DEFENSE OR CARRY SUPERIOR VOTING RIGHTS.

      VOTE ON A case-by-case BASIS PROPOSALS THAT WOULD AUTHORIZE THE CREATION OF NEW CLASSES OF PREFERRED STOCK WITH UNSPECIFIED VOTING, CONVERSION, DIVIDEND AND DISTRIBUTION, AND OTHER RIGHTS.

      VOTE ON A case-by-case BASIS PROPOSALS TO INCREASE THE NUMBER OF AUTHORIZED BLANK CHECK PREFERRED SHARES.

E.     Proposals Regarding Blank Check Preferred Stock

      VOTE for PROPOSALS TO HAVE BLANK CHECK PREFERRED STOCK PLACEMENTS, OTHER THAN THOSE SHARES ISSUED FOR THE PURPOSE OF RAISING CAPITAL OR MAKING ACQUISITIONS IN THE NORMAL COURSE OF BUSINESS, SUBMITTED FOR SHAREHOLDER RATIFICATION.

F.    Adjust Par Value of Common Stock

      VOTE for MANAGEMENT PROPOSALS TO REDUCE THE PAR VALUE OF COMMON STOCK.

G.    Preemptive Rights

      VOTE ON A case-by-case BASIS PROPOSALS TO CREATE OR ABOLISH PREEMPTIVE RIGHTS. IN EVALUATING PROPOSALS ON PREEMPTIVE RIGHTS, WE LOOK AT THE SIZE OF A COMPANY AND THE CHARACTERISTICS OF ITS SHAREHOLDER BASE.

H.    Debt Restructurings

      VOTE ON A case-by-case BASIS PROPOSALS TO INCREASE COMMON AND/OR PREFERRED SHARES AND TO ISSUE SHARES AS PART OF A DEBT RESTRUCTURING PLAN. WE CONSIDER THE FOLLOWING ISSUES:

o DILUTION - HOW MUCH WILL OWNERSHIP INTEREST OF EXISTING SHAREHOLDERS BE REDUCED, AND HOW EXTREME WILL DILUTION TO ANY FUTURE EARNINGS BE?

o CHANGE IN CONTROL - WILL THE TRANSACTION RESULT IN A CHANGE IN CONTROL OF THE COMPANY?

o BANKRUPTCY - IS THE THREAT OF BANKRUPTCY, WHICH WOULD RESULT IN SEVERE LOSSES IN SHAREHOLDER VALUE, THE MAIN FACTOR DRIVING THE DEBT RESTRUCTURING?

      GENERALLY, WE APPROVE PROPOSALS THAT FACILITATE DEBT RESTRUCTURINGS UNLESS THERE ARE CLEAR SIGNS OF SELF-DEALING OR OTHER ABUSES.

I.    Share Repurchase Programs

      VOTE for MANAGEMENT PROPOSALS TO INSTITUTE OPEN-MARKET SHARE REPURCHASE PLANS IN WHICH ALL SHAREHOLDERS MAY PARTICIPATE ON EQUAL TERMS.

                    VIII. Executive and Director Compensation

      IN GENERAL, WE VOTE ON A case-by-case BASIS ON EXECUTIVE AND DIRECTOR COMPENSATION PLANS, WITH THE VIEW THAT VIABLE COMPENSATION PROGRAMS REWARD THE CREATION OF STOCKHOLDER WEALTH BY HAVING A HIGH PAYOUT SENSITIVITY TO INCREASES IN SHAREHOLDER VALUE.

      IN EVALUATING A PAY PLAN, WE MEASURE ITS DILUTIVE EFFECT BOTH ON SHAREHOLDER WEALTH AND ON VOTING POWER. WE VALUE EQUITY-BASED COMPENSATION ALONG WITH CASH COMPONENTS OF PAY. WE ESTIMATE THE PRESENT VALUE OF SHORT- AND LONG-TERM INCENTIVES, DERIVATIVE AWARDS, AND CASH/BONUS COMPENSATION - WHICH ENABLES US TO ASSIGN A DOLLAR VALUE TO THE AMOUNT OF POTENTIAL SHAREHOLDER WEALTH TRANSFER.

      OUR VOTE IS BASED, IN PART, ON A COMPARISON OF COMPANY-SPECIFIC ADJUSTED ALLOWABLE DILUTION CAP AND A WEIGHTED AVERAGE ESTIMATE OF SHAREHOLDER WEALTH TRANSFER AND VOTING POWER DILUTION. ADMINISTRATIVE FEATURES ARE ALSO FACTORED INTO OUR VOTE. FOR EXAMPLE, OUR POLICY IS THAT THE PLAN SHOULD BE [ADMINISTERED] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. BY A COMMITTEE OF [DISINTERESTED PERSONS] INDEPENDENT DIRECTORS; INSIDERS SHOULD NOT SERVE ON COMPENSATION COMMITTEES.

      OTHER FACTORS, SUCH AS REPRICING UNDERWATER STOCK OPTIONS WITHOUT SHAREHOLDER APPROVAL, WOULD CAUSE US TO VOTE AGAINST A PLAN. ADDITIONALLY, IN SOME CASES WE WOULD VOTE AGAINST A PLAN DEEMED UNNECESSARY.

A.    OBRA-Related Compensation Proposals

      o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

      VOTE for PLANS THAT SIMPLY AMEND SHAREHOLDER-APPROVED PLANS TO INCLUDE ADMINISTRATIVE FEATURES OR PLACE A CAP ON THE ANNUAL GRANTS ANY ONE PARTICIPANT MAY RECEIVE TO COMPLY WITH THE PROVISIONS OF SECTION 162(M) OF OBRA.

      o     Amendments to Added Performance-Based Goals

      VOTE for AMENDMENTS TO ADD PERFORMANCE GOALS TO EXISTING COMPENSATION PLANS TO COMPLY WITH THE PROVISIONS OF SECTION 162(M) OF OBRA.

      o     Amendments to Increase Shares and Retain Tax Deductions Under OBRA

      VOTES ON AMENDMENTS TO EXISTING PLANS TO INCREASE SHARES RESERVED AND TO QUALIFY THE PLAN FOR FAVORABLE TAX TREATMENT UNDER THE PROVISIONS OF SECTION 162(M) SHOULD BE EVALUATED ON A case-by-case BASIS.

      o     Approval of Cash or Cash-and-Stock Bonus Plans

      VOTE for CASH OR CASH-AND-STOCK BONUS PLANS TO EXEMPT THE COMPENSATION FROM TAXES UNDER THE PROVISIONS OF SECTION 162(M) OF OBRA.

B.    Proposals to Limit Executive and Director Pay

      VOTE ON A case-by-case BASIS ALL PROPOSALS THAT SEEK ADDITIONAL DISCLOSURE OF EXECUTIVE AND DIRECTOR PAY INFORMATION.

      VOTE ON A case-by-case BASIS ALL OTHER PROPOSALS THAT SEEK TO LIMIT EXECUTIVE AND DIRECTOR PAY.

      VOTE for PROPOSALS TO EXPENSE OPTIONS, UNLESS THE COMPANY HAS ALREADY PUBLICLY COMMITTED TO EXPENSING OPTIONS BY A SPECIFIC DATE.

C.    Golden and Tin Parachutes

      VOTE for PROPOSALS TO HAVE GOLDEN AND TIN PARACHUTES SUBMITTED FOR SHAREHOLDER RATIFICATION.

      VOTE ON A case-by-case BASIS ALL PROPOSALS TO RATIFY OR CANCEL GOLDEN OR TIN PARACHUTES.

D.    Employee Stock Ownership Plans (ESOPs)

      VOTE for PROPOSALS THAT REQUEST SHAREHOLDER APPROVAL IN ORDER TO IMPLEMENT AN ESOP OR TO INCREASE AUTHORIZED SHARES FOR EXISTING ESOPS, EXCEPT IN CASES WHEN THE NUMBER OF SHARES ALLOCATED TO THE ESOP IS "EXCESSIVE" (I.E., GENERALLY GREATER THAN 5% OF OUTSTANDING SHARES).

E.    401(k) Employee Benefit Plans

      VOTE for PROPOSALS TO IMPLEMENT A 401(K) SAVINGS PLAN FOR EMPLOYEES.

                           IX. State of Incorporation

A.    Voting on State Takeover Statutes

      VOTE ON A case-by-case BASIS PROPOSALS TO OPT IN OR OUT OF STATE TAKEOVER STATUTES (INCLUDING CONTROL SHARE ACQUISITION STATUTES, CONTROL SHARE CASH-OUT STATUTES, FREEZEOUT PROVISIONS, FAIR PRICE PROVISIONS, STAKEHOLDER LAWS, POISON PILL ENDORSEMENTS, SEVERANCE PAY AND LABOR CONTRACT PROVISIONS, ANTI-GREENMAIL PROVISIONS, AND DISGORGEMENT PROVISIONS)



B.    Voting on Reincorporation Proposals

      VOTE ON A case-by-case BASIS PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION.

                     X. Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

      VOTE ON A case-by-case BASIS PROPOSALS RELATED TO MERGERS AND ACQUISITIONS, TAKING INTO ACCOUNT AT LEAST THE FOLLOWING:

o     ANTICIPATED FINANCIAL AND OPERATING BENEFITS;

o     OFFER PRICE (COST VS. PREMIUM);

o     PROSPECTS OF THE COMBINED COMPANIES;

o     HOW THE DEAL WAS NEGOTIATED; AND

o     CHANGES IN CORPORATE GOVERNANCE AND THEIR IMPACT ON SHAREHOLDER RIGHTS.

B.    Corporate Restructuring

      VOTE ON A case-by-case BASIS PROPOSALS RELATED TO A CORPORATE RESTRUCTURING, INCLUDING MINORITY SQUEEZEOUTS, LEVERAGED BUYOUTS, SPIN-OFFS, LIQUIDATIONS AND ASSET SALES.

C.    Spin-offs

      VOTE ON A case-by-case BASIS PROPOSALS RELATED TO SPIN-OFFS DEPENDING ON THE TAX AND REGULATORY ADVANTAGES, PLANNED USE OF SALE PROCEEDS, MARKET FOCUS, AND MANAGERIAL INCENTIVES.

D.    Asset Sales



      VOTE ON A case-by-case BASIS PROPOSALS RELATED TO ASSET SALES AFTER CONSIDERING THE IMPACT ON THE BALANCE SHEET/WORKING CAPITAL, VALUE RECEIVED FOR THE ASSET, AND POTENTIAL ELIMINATION OF DISECONOMIES.

E.    Liquidations

      VOTE ON A case-by-case BASIS PROPOSALS RELATED TO LIQUIDATIONS AFTER REVIEWING MANAGEMENT'S EFFORTS TO PURSUE OTHER ALTERNATIVES, APPRAISAL VALUE OF ASSETS, AND THE COMPENSATION PLAN FOR EXECUTIVES MANAGING THE LIQUIDATION.

F.    Appraisal Rights

      VOTE for PROPOSALS TO RESTORE, OR PROVIDE SHAREHOLDERS WITH, RIGHTS OF APPRAISAL.

G.    Changing Corporate Name

      VOTE for CHANGING THE CORPORATE NAME.



                             XI. Mutual Fund Proxies

A.    Election of Trustees

      VOTE ON TRUSTEE NOMINEES ON A case-by-case BASIS.

B.    Investment Advisory Agreement

      VOTE ON INVESTMENT ADVISORY AGREEMENTS ON A case-by-case BASIS.

C.    Fundamental Investment Restrictions

      VOTE ON AMENDMENTS TO A FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS ON A case-by-case BASIS.

D.    Distribution Agreements

      VOTE ON DISTRIBUTION AGREEMENTS ON A case-by-case BASIS.

                      XII. Social and Environmental Issues

      IN GENERAL WE abstain FROM VOTING ON SHAREHOLDER SOCIAL AND ENVIRONMENTAL PROPOSALS, ON THE BASIS THAT THEIR IMPACT ON SHARE VALUE CAN RARELY BE ANTICIPATED WITH ANY HIGH DEGREE OF CONFIDENCE.

      IN MOST CASES, HOWEVER, WE VOTE FOR PROPOSALS THAT SEEK ADDITIONAL DISCLOSURE OR REPORTS, PARTICULARLY WHEN IT APPEARS COMPANIES HAVE NOT ADEQUATELY ADDRESSED SHAREHOLDERS' SOCIAL AND ENVIRONMENTAL CONCERNS.

      IN DETERMINING OUR VOTE ON SOCIAL AND ENVIRONMENTAL PROPOSALS, WE ALSO ANALYZE THE FOLLOWING FACTORS:

o WHETHER ADOPTION OF THE PROPOSAL WOULD HAVE EITHER A POSITIVE OR NEGATIVE IMPACT ON THE COMPANY'S SHORT-TERM OR LONG-TERM SHARE VALUE;

o     THE PERCENTAGE OF SALES, ASSETS AND EARNINGS AFFECTED;

o THE DEGREE TO WHICH THE COMPANY'S STATED POSITION ON THE ISSUES COULD AFFECT ITS REPUTATION OR SALES, OR LEAVE IT VULNERABLE TO BOYCOTT OR SELECTIVE PURCHASING;

o WHETHER THE ISSUES PRESENTED SHOULD BE DEALT WITH THROUGH GOVERNMENT OR COMPANY-SPECIFIC ACTION;

o WHETHER THE COMPANY HAS ALREADY RESPONDED IN SOME APPROPRIATE MANNER TO THE REQUEST EMBODIED IN A PROPOSAL;

o WHETHER THE COMPANY'S ANALYSIS AND VOTING RECOMMENDATION TO SHAREHOLDERS IS PERSUASIVE;

o     WHAT OTHER COMPANIES HAVE DONE IN RESPONSE TO THE ISSUE;

o     WHETHER THE PROPOSAL ITSELF IS WELL FRAMED AND REASONABLE;

o WHETHER IMPLEMENTATION OF THE PROPOSAL WOULD ACHIEVE THE OBJECTIVES SOUGHT IN THE PROPOSAL; AND

o     WHETHER THE SUBJECT OF THE PROPOSAL IS BEST LEFT TO THE DISCRETION OF THE
      BOARD.

      THE FOLLOWING LIST INCLUDES SOME OF THE SOCIAL AND ENVIRONMENTAL ISSUES TO WHICH THIS ANALYSIS IS APPLIED:

o     ENERGY AND ENVIRONMENT

o     SOUTH AFRICA

o     NORTHERN IRELAND

o     MILITARY BUSINESS

o     MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS POLICIES

o     WORLD DEBT CRISIS

o     EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

o     ANIMAL RIGHTS

o     PRODUCT INTEGRITY AND MARKETING

o     HUMAN RESOURCES ISSUES

                                                    DATE OF POLICY: JULY 1, 2003


                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.


                                  PROXY VOTING

POLICIES AND PROCEDURES


Commonfund Asset Management Company, Inc. ("Adviser") is an indirect subsidiary of The Common Fund for Nonprofit Organizations ("TCF"), and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 (as amended, the "IA Act"). Adviser acts as principal adviser to a series of commingled investment funds, each of which is an advisory client (howsoever organized, each a "Fund" and collectively the "Funds").*

In general, Adviser has entered into sub-advisory arrangements with respect to the assets of each Fund with unaffiliated investment managers (each such investment manager being a "Manager"). These arrangements may take the form of separate account relationships through which the Manager is accorded investment discretion (such relationships being "Separate Accounts," and each Manager of such a relationship being a "Separate Account Manager"). Adviser may also invest some or all of the assets of a Fund in one or more underlying commingled investment funds operated or managed by Managers (such investment funds being "Sub Funds").

Unless otherwise provided in any Fund's governing documents, Adviser has the authority and discretion to vote any equity securities held by the Funds on matters relating to the issuers of such securities, whether by proxy or otherwise (such voting being referred to as "proxy voting"). In the case of any of the Fund's assets that may be held through Separate Accounts, Adviser has generally delegated its authority and discretion to vote proxies to the Fund's various Managers. However, in the case of any the Fund's assets that are invested in Sub Funds, the Fund generally does not posses any right to vote equity securities that are owned within the investment portfolios of such Sub Funds; instead, the Fund owns interests in the Sub Funds themselves, and only possesses such voting rights as may be provided to shareholders of or investors in those Sub Funds.

In order to ensure that proxies are voted on behalf of the Funds and in the Funds' best interests, that records of proxy votes are retained by the Managers and the Adviser, and that conflicts of interest, actual or potential, relating to proxy voting are resolved in the best interests of the Funds, Adviser has adopted the following policies and procedures. These policies and procedures are intended to comply with the requirements of the SEC's Rule 206(4)-6 issued under the IA Act.

1)  Scope of Policies and Procedures

--------
* Adviser also has advisory relationships with institutional clients for whom it provides asset allocation and similar consultative services; in these arrangements, Adviser does not possess proxy voting discretion.

These policies and procedures apply to all proxy voting opportunities presented to the Funds (including opportunities to vote with respect to interests held in Sub Funds), and to each Separate Account Manager engaged on behalf of the Funds.

2)  General Proxy Voting Policy

Adviser has adopted the overall policy of TCF and its affiliates (collectively, "Commonfund Group") that proxies be voted so as to maximize shareholders' long-term gains.

Adviser believes that each Separate Account Manager is in the best position, consistent with its own policies and procedures described in Section 6 below, to determine how best to vote proxies so as to achieve Commonfund Group's policy of maximizing shareholders' long-term gains. Accordingly, Adviser has delegated to its Managers the task of determining how to vote each proxy relating to a security held by the Funds.

Although Adviser has delegated voting discretion to its Separate Account Managers, consistent with its overall goal of maximizing long-term gains, Adviser has suggested some general guidelines for exercising that discretion. Adviser believes that Separate Account Managers will generally promote Commonfund Group's policy by voting in favor of management. In the great majority of instances, such recommendations are considered consistent with the beneficial account owner's best long-term interest. However, Adviser has also suggested that managers should consider voting "against" management's position on certain proposals when management's position (1) may have negative effects on stock price and/or shareholder rights, (2) appears to benefit unreasonably existing management at the expense of shareholders, or (3) may be contrary to what Adviser perceives as the public interest or the long term interest of the company.

Although Adviser seeks to maximize investment return on portfolio assets within acceptable risk parameters, it remains cognizant that such responsibility must be balanced against a corporation's demonstrated exercise of corporate conscience. While thoughtful persons may disagree on specific issues of social responsibility, Commonfund Group generally believes that responsible corporate behavior is compatible with producing maximum long-term results.

3)  Voting Opportunities In Separate Accounts

Separate Account Managers are expected to vote both on shareholder and management proposals at all U.S. companies. In addition, managers are required to vote on issues raised at non-U.S. companies, where appropriate. In this regard, Adviser notes that there are increasingly cost-efficient methods for gaining information on global proxy voting, including timely translations of foreign language proxy statements.

4)  Voting Opportunities With Respect To Sub Funds

Adviser will vote, on behalf of the Funds, on all proxy voting issues presented by Sub Funds to holders of interests in such Sub Funds. Adviser considers requests by Sub Funds for formal investor consents or approvals, as well as requests for investor votes, to be covered by this policy.

In voting proxies presented by Sub Funds, Adviser will follow the general proxy voting policy described in Section 2 above. Adviser does not believe that it is practicable to establish more specific guidelines with respect to voting Sub Fund proxies, as in Adviser's experience such proxies (which are infrequent relative to proxies of public companies) tend to relate to a wide spectrum of different issues that resist categorization. These range from change of control of the adviser to the Sub Fund to narrow waivers of particular provisions in a the documents governing a Sub Fund.

Upon receipt of a proxy from a Sub Fund, Adviser will cause its investment personnel responsible for the Fund to which the proxy was directed to study the proxy in consultation with counsel, and then to vote the proxy in accordance with the principles described in the foregoing paragraph. Records of such voting will be maintained as provided in Section 8 below.

As stated in the preamble above, Adviser has no authority to vote proxies issued to a Sub Fund by companies in which the Sub Fund has invested, and such underlying portfolio proxies are not covered by these Policies and Procedures.

5)  Conflicts of Interest

    a)   Conflicts Relating To Adviser

    Neither Adviser nor Commonfund Group is engaged in any material business other than managing investment funds for nonprofit institutional investors. Nevertheless, certain conflicts involving Adviser or Commonfund Group in connection with proxy voting for the Funds, including the following:

               i) Two or more Funds, or one or more Funds together with other investment funds managed by Commonfund Group, could own securities of the same issuers, and could have differing interests in connection with voting those securities.

               ii) Adviser or one of its Commonfund Group affiliates could own a material voting position in securities of the same issuer as one of the Funds, and could have differing interests with respect to voting those securities. For purposes of these policies and procedures, a "material voting position" means direct or indirect voting control over 1% or more of the voting stock of such issuer.

               iii) Directors, officers or senior employees of Adviser, Commonfund or one of Adviser's Commonfund Group affiliates could have a material economic relationship with an issuer of securities held by a Fund, and thereby could have differing interests with respect to voting securities of that issuer. For purposes of these policies and procedures, "material economic relationship" means (a) any employment relationship, (b) any economic relationship producing in excess of $10,000 in gross income for such person within the past twelve months, or (c) any direct or indirect beneficial ownership of equity securities equal to or greater than 1% of the total voting stock of such issuer, and includes any such relationships between such issuer and any member of any such person's immediate family.

    Should there arise any conflict or potential conflict of the types described above, Adviser shall, consistent with the following procedures, report it promptly to the Proxy Control Officer, as described in Section 6 below. Thereafter, Adviser shall vote, or shall direct its Separate Account Managers to vote, any proxy affected by such conflict or potential conflict in accordance with the directions of such Proxy Control Officer.

    Normally, there will be no possibility of conflicts or potential conflicts of the type described in subparagraph (i) above; this is because Adviser and each of its Commonfund Group advisory affiliates have adopted substantively identical policies and procedures with respect to proxy voting that apply to all Funds and other investment funds managed by Commonfund Group, and therefore no such funds should have differing interests with respect to voting proxies of issuers of securities held in common. However, if Adviser ever votes a proxy, or directs a Separate Account Manager to vote a proxy, on behalf of a Fund in a manner intended to depart from the policy stated in
    Section 2 above, it shall ascertain whether any other Fund or investment fund managed by Commonfund Group also holds securities of the same issuer, and if so report the potential conflict to the Proxy Control Officer.

    With respect to conflicts or potential conflicts of the type described in subparagraph (ii) above, Adviser shall monitor its proprietary holdings in publicly-held issuers subject to these policies and procedures, whether they are held directly or indirectly through other commingled investment funds, and promptly report to the Proxy Control Officer any material voting positions as defined above.

    Finally, with respect to conflicts or potential conflicts of the type described in subparagraph iii) above, Adviser shall determine at least once annually whether any of its directors, officers or senior employees have material economic relationships, as defined above, with any issuers of publicly-held securities owned by any Fund. For purposes of this procedure, Adviser may utilize information gathered in connection with Commonfund Group's Personal Securities Trading Policy, or other relevant policies or procedures. Adviser shall promptly notify the Proxy Control Officer of any such relationships.


    b)   Conflicts Relating To A Manager

    Adviser shall request that each Manager maintain its own policy with respect to conflicts or potential conflicts arising out of proxy voting (see Section 6 below). In the event that Manager does not maintain its own policy on conflicts of interest, Adviser shall request that Manager adhere to the policies and procedures set forth herein as if applicable to Manager.

6)  Commonfund Group Proxy Control Officer

Adviser hereby appoints whosoever is acting as the Commonfund Group Proxy Control Officer as Proxy Control Officer for purposes of these policies and procedures, provided that, the Proxy Control Officer shall in no event be a member of Adviser's investment staff.

The Proxy Control Officer shall have overall responsibility for assuring compliance with these policies and procedures, as well as for maintaining the records of proxy voting described in Section 8 below. The Proxy Control Officer shall bring any material violations of these policies and procedures promptly to the attention of the Compliance Officer and of the senior executive officer of Adviser.

In the event of a conflict as described in Section 4 above, the Proxy Control Officer shall be responsible for determining how the affected securities should be voted on behalf of a Fund, whether by Adviser or a Manager, and for issuing appropriate directions. It shall be the responsibility of the Proxy Control Officer to seek to make such determinations solely on the basis of the interests of the affected Fund, and in a manner consistent with the policy expressed in
Section 2 above. In making such a determination, the Proxy Control Officer may, but need not, seek to ascertain the voting intentions of any of the Fund's non-conflicted Managers, and to take into account such those intentions. The Proxy Control Officer also, but need not, seek guidance from Adviser's Board of Directors, from the Investment Committee of Commonfund's Board of Trustees, counsel or any advisory committee that has been constituted by Adviser or Commonfund Group.

If the Proxy Control Officer has a conflict with respect to a specific proxy vote, the Proxy Control Officer shall delegate his or her responsibilities with respect to such vote to another individual who (i) is independent of such conflict (as determined in good faith by the Proxy Control Officer and approved by Adviser's Compliance Officer); and (ii) agrees to comply with the provisions of this Section 6.

7)  Separate Account Managers' Proxy Voting Policies

Adviser shall provide a copy of these policies and procedures to each of its Separate Account Managers at least once annually, and shall request that each Separate Account Manager respond to Adviser in writing to explain how it has implemented these policies and procedures.

Adviser shall also request that each Separate Account Manager maintain a written policy concerning conflicts of interest or potential conflicts of interest could arise with respect to proxy voting by Separate Account Manager on behalf of clients, or on behalf of investors in client funds. Adviser shall request that each Separate Account Manager provide it with a current copy of any such policy at least once annually.

Certain Separate Account Managers that are not registered advisers under the IA Act may not be required by the SEC to maintain policies with respect to conflicts of interest in proxy voting. Such a Separate Account Manager may decline Adviser's request that it adopt such a policy. In such a situation, Adviser may continue to engage Separate Account Manager or invest the Funds in Sub Funds operated by it, but only if such Separate Account Manager agrees to comply with these policies and procedures as if applicable to it.

8)  Recordkeeping

Adviser shall maintain copies of: (1) each Separate Account Manager proxy voting policy referred to in Section 7 above; (2) each instrument by which a Fund votes a proxy relating to an interest in a Sub Fund; (3) all correspondence with Managers concerning proxy voting; (4) all internal memoranda or correspondence relating to proxy voting; (5) Adviser's current and prior Proxy Voting Policies and Procedures; (6) a record of all written requests from Fund shareholders for proxy voting information and Adviser's responses to those requests; and (7) any other documents prepared by Adviser and/or the Proxy Control Officer that are material to making a decision on how to vote a proxy, or that memorialize the basis for the decision.

In addition, Adviser shall ask each Separate Account Manager annually to complete a record of all proxies voted on behalf of any Fund during the Fund's most recent fiscal year. Such records shall be in the format of, and include the information required by, the Commonfund Group proxy voting record form, as updated from time to time and as maintained by the Proxy Control Officer. All such records shall be reviewed by and maintained by the Proxy Control Officer.

In conjunction with the records of all proxies voted during the past fiscal year on behalf of any Fund, each Separate Account Manager shall provide a certification of its compliance with the policies and procedures stated herein, as well as any of its own policies or procedures relating to proxy voting.

All records maintained under this Section 8 shall be maintained in the locations and for the periods proscribed by Adviser's Compliance Manual for records maintained by Adviser under the IA Act.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES


I.  INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II. PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

    (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

    (2)    ensure that proxies are voted and submitted in a timely manner;

    (3)    handle other administrative functions of proxy voting;

    (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

    (5)    maintain records of votes cast; and

    (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

    1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

    2.   Overseeing the proxy voting process; and

    3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

    1. GMO has a business relationship or potential relationship with the issuer;

    2. GMO has a business relationship with the proponent of the proxy proposal; or

    3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

    (1) a copy of these policies and procedures which shall be made available to clients, upon request;

    (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

    (3) each written client request for proxy records and GMO's written response to any client request for such records.


Such proxy voting records shall be maintained for a period of five years.


VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE


Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.





Effective: August 6, 2003

1


                            JOHN A. LEVIN & CO., INC.
                                  PROXY VOTING
                                POLICY PROCEDURES


                                  JULY 30, 2003



POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of John A. Levin & Co., Inc. (including its subsidiaries, the "Adviser") for voting proxies with respect to securities held in the accounts of clients for whom the Adviser provides discretionary investment management services and for whom the Adviser has the authority to vote proxies. The Adviser's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

         The Adviser will vote proxies as part of its authority to manage, acquire and dispose of account assets. The Adviser will not vote proxies if the client, or in the case of an account not governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary" has explicitly reserved the authority for itself. It should be noted that the Adviser's standard investment management agreement provides that the Adviser will vote proxies. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser generally seeks to comply with it's policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the Adviser.


Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

ADP/ProxyEdge - ProxyEdge, a wholly owned subsidiary of Automatic Data Processing, Inc. has been retained by the Adviser to provide vote execution, reporting, record keeping, and reconciliation services.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that my have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.

While ProxyEdge has been retained to provide assistance to the Adviser in voting it's client's foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.


                         GENERAL PROXY VOTING GUIDELINES

It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

         To ensure consistency in voting proxies on behalf of its clients, the Adviser will utilize the proxy voting guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The Adviser may, however, vote in a manner that is contrary to the following general guidelines if it believes that such vote would be in the best interests of the Adviser's clients. Since the investment philosophy of many of the strategies employed by the Adviser generally results in investments in companies in which the Adviser has confidence in management and in its orientation to serve shareholders, implementation of the Adviser's proxy voting guidelines may result in a voting pattern that is generally supportive of management.


I.    MANAGEMENT PROPOSALS:

      A. When voting on routine ballot items, certain management sponsored proposals are generally voted in support of management. These items include:

            o     Selection or ratification of auditors

            o     Approval of financial statements, director and auditor reports

            o     Election of directors

            o Limiting directors' liability and broadening indemnification of directors

            o Requirement that a certain percentage (up to 66 2/3%) of the members of its board of directors be comprised of independent and unaffiliated directors

            o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors

            o Recommendations to set retirement ages or require specific levels of stock ownership by directors

            o     General updating/corrective amendments to the charter

            o     Elimination of cumulative voting

            o     Elimination of preemptive rights

            o Provisions for confidential voting and independent tabulation of voting results

            o Proposals related to the conduct of the annual meeting except those proposals which relate to the "transactions of such other business which may come before the meeting"

      B. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management:


CAPITALIZATION CHANGES

            o Capitalization changes which eliminate other classes of stock and voting rights

            o Proposals to increase the authorization of existing classes of stock if a clear and legitimate business purpose is stated and the number of shares requested is reasonable in relation to the purpose for which authorization is requested

            o Proposals to increase the authorization of existing classes of stock that do not exceed a 100% increase of shares authorized provided that at least 30% of the new authorization will be outstanding

            o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

            o Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

            o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

            o Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

            o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount of the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase coincides with the proxy guidelines for common stock increases



COMPENSATION

            o Award director fees unless the amounts are excessive relative to other companies in the country or industry

            o Employee stock purchase plans that permit discounts of up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

            o Establishment of Employee Stock Option Plans and other employee ownership plans

ANTI-TAKEOVER PROPOSALS

            o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

            o Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

            o     Ratification of poison pills

      C. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against, notwithstanding management support:

            o Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

            o Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or supervoting rights

            o Changes in capitalization by 100% or more where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

            o Compensation proposals that allow for discounted stock options which have not been offered to employees in general

            o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

            o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

            o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

            o     Proposals to indemnify auditors

      D. The following types of non-routine proposals, which potentially may have a potentially financial or best interest impact on an issuer, are voted on a case-by-case basis:

            o Mergers, acquisitions and other special corporate transactions (i.e. takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. Determinations may be made based on internal company-specific knowledge and expertise.

            o Executive/director stock option plans. Generally, the stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval

II.   SHAREHOLDER PROPOSALS:

      A.    The following shareholder proposals are generally supported:

            o Requiring auditors to attend the annual meeting of shareholders

            o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors

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

      B. The following shareholder proposals are handled on a case-by-case basis (based on internal analysis, which may include the review of analysis provided by third parties):

            o     Proposals which limit tenure of directors

            o Proposals to limit golden parachutes and/or require shareholder approval of golden parachutes

            o Proposals requiring directors to own large amounts of stock to be eligible for election

            o     Restoring cumulative voting in the election of directors

            o Requirement that a certain percentage of its board's members be comprised of independent and unaffiliated directors

            o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

            o Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations

            o Proposals which limit retirement benefits or executive compensation

            o     Requiring shareholder approval for bylaw or charter amendments

            o Requiring shareholder approval for shareholder rights plan or poison pill

            o     Elimination of certain anti-takeover related provisions

            o     Reduction or elimination of supermajority vote requirements

            o     Prohibit payment of greenmail



           GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES


         Certain accounts, including affiliated investment vehicles, managed by the Adviser pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of the Adviser responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the General Guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, the Adviser may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of the Adviser.


                              CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when:

      o Proxy votes are solicited by an issuer who has an account relationship with the Adviser;

      o Proxy votes are solicited by an issuer that has a material business relationship with the Adviser;

      o A proponent of a proxy proposal has a business relationship with the Adviser (e.g., a pension fund or an employee group for which the Adviser manages money);

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

      o The Adviser has material business relationships with participants in proxy contests, corporate directors, or candidates; or

      o An employee of the Adviser may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of the Adviser are required to communicate any potential conflicts of interest with the Legal/Compliance Department immediately. The Legal/Compliance Department will keep an updated "Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations where the General Guidelines enumerated above do not direct the manner in which the Adviser will vote, the Adviser will retain an independent third party with expertise in proxy voting and corporate governance to provide research and recommendations and will vote in accordance with recommendations provided by such third party; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the Adviser's clients.

In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

In situations where a client of the Adviser may have a relationship with an issuer or the proponent of a proposal, the Adviser may take such fact into consideration and vote on behalf such client in a manner that differs from the manner in which the Adviser votes on behalf of other clients.


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

OPERATING PROCEDURES

Once the Adviser has determined that it has the responsibility for voting a client's proxies, the Adviser must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

      1) The operations department of the Adviser (the "Operations Department") is responsible for identifying the clients for whom the Adviser is required to vote proxies.

      2) The Operations Department will provide to the portfolio managers the proxy proposals relating to the securities held in the accounts managed by such portfolio managers. The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of the Adviser and for directing the Operations Department as to the manner in which proxies shall be voted.

      3) A member of the Legal/Compliance Department of the Adviser shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of the Adviser.

      4) The Adviser utilizes ProxyEdge to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify ProxyEdge of all new client accounts that have delegated proxy voting authorization to the Adviser. In addition, the Operations Department will notify ProxyEdge of any changes to existing client accounts. The Operations Department will provide all necessary information to ProxyEdge in order to facilitate reconciling the share amounts reflected on the proxy ballot with clients' account holdings and to electronically vote such ballots. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

      5) ProxyEdge will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list" that is sent by the Adviser, through an interface to Advent/Axys, to ensure it has received the correct number of shares that the Adviser is entitled to vote. If there appears to be a material discrepancy, Proxy Edge will display this discrepancy, which is viewed by the Operations Department, who will then internally confirm the accounts total number of eligible shares. If the ballot is incorrect, the Operations Department will contact the account's Custodian or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote.

      6) Once the Operations Department has confirmed that ProxyEdge has reconciled the votable share amounts, they will electronically vote the proxy ballots in accordance with the instructions received from the Portfolio Managers and approved by the Compliance Department.

      7) All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

      8) The Operations Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which the Adviser voted such clients' proxies.

The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.


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

                         MARSICO CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.    Statement of Policy

         1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.


B.    DEFINITIONS

         2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

         3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.


C.    MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

         4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

         5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.    MCM'S PROXY VOTING PROCEDURES

         6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

         7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

         8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

         9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.


E.    ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

         12.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

            (i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or


            (ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

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

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

         12.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

            (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

            (ii)  Abstaining from voting the proxies; or

            (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.    OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.


G.    VOTING BY CLIENT INSTEAD OF MCM

         14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

         16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.


H.    PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

         17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.    RECORDKEEPING

         19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

               (i) Copies of all proxy voting policies and procedures;

               (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

               (iii) Records of proxy votes cast on behalf of clients;

               (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

               (v) Written client requests for proxy voting information, and

               (vi) written responses by MCM to written or oral client requests.

         20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

         21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.    AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENT

         23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

                        Adopted effective March 31, 2003

                        MARTINGALE ASSET MANAGEMENT, L.P.

Proxy Voting Policy and Procedures

       It is Martingale Asset Management's policy to vote our clients' proxies in a manner that will maximize long-term shareholder wealth. For instance we are against poison pills, greenmail, and amendments requiring a super-majority vote to approve mergers.

       To administer the proxy voting process, Martingale subscribes to the Institutional Shareholder Services' Proxy Product. As a subscriber, ISS provides us with a base of proxy information, votes our client's proxies in compliance with our stated policy and keeps complete and accurate records of all proxy votes.

[LOGO OMITTED]TCW


                SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES
                                   (JUNE 2003)


INTRODUCTION
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

THE GUIDELINES
The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW's philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.


CORPORATE GOVERNANCE
TCW Votes in Favor of:
    o Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors
    o   Proposals to repeal classified boards and elect all directors annually
    o Proposals to restore shareholder ability to remove directors with or without cause
    o Proposals that permit shareholders to elect directors to fill board vacancies
    o Proposals that remove restrictions on the right of shareholders to act independently of management
    o   Proposals to allow or make easier shareholder action by written consent
    o   Proposals that seek to fix the size of the board
    o Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments
    o Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations
    o   Proposals that request companies to adopt confidential voting

TCW Votes Against:
    o Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests
    o Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors, or imposing a mandatory retirement age for outside directors
    o Proposals to eliminate entirely directors' and officers' liability for violating the duty of care
    o   Indemnification proposals that expand coverage beyond what is customary
    o   Proposals to classify boards of directors
    o   Proposals that provide that directors may be removed only for cause
    o Proposals that provide that only continuing directors may elect replacements to fill board vacancies
    o   Proposals to eliminate cumulative voting
    o Proposals to restrict or prohibit shareholder ability to call special meetings
    o Proposals to restrict or prohibit shareholder ability to take action by written consent
    o Proposals that give management the ability to alter the size of the board without shareholder approval
    o Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments
    o Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:
    o Votes on director nominees (other than when a vote is withheld as described above)
    o Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately
    o   Shareholder proposals asking that a majority of directors be independent
    o Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)
    o   Bundled or conditioned proxy proposals
    o   Proposals to establish a shareholder advisory committee


PROXY CONTESTS AND TENDER OFFERS
TCW Votes in Favor of:
    o Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents
    o Shareholder proposals that ask a company to submit poison pills for shareholder ratification
    o Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments
    o Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes
    o Shareholder proposals that would allow significant company shareholders equal access to management's proxy material

TCW Votes Against:
    o Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares
    o   Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:
    o   Votes in contested elections of directors
    o Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)
    o   Proposals to restore or permit cumulative voting
    o   Shareholder proposals to redeem a company's poison pill
    o   Management proposals to ratify a poison pill
    o Proposals to adopt fair price provisions (other than when a vote is withheld as described above)
    o   Restructuring plans that involve the payment of pale greenmail

CAPITAL STRUCTURE
TCW Votes in Favor of:
    o Management proposals to increase common share authorization for a stock split
    o Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting
    o Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

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

    o Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
    o Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification
    o   Management proposals to reduce the par value of common stock
    o Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:
    o Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures
    o   Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:
    o Proposals to increase the number of shares of common stock authorized for issue
    o Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue
    o   Proposals to increase the number of blank check preferred shares
    o   Shareholder proposals that seek preemptive rights
    o Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan
    o   Proposals to create tracking stock


EXECUTIVE AND DIRECTOR COMPENSATION
TCW Votes in Favor of:
    o Shareholder proposals that seek additional disclosure of executive and director pay information
    o Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification
    o Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs
    o   Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:
    o   Votes with respect to compensation plans
    o   Management proposals seeking approval to reprice options
    o   Votes on stock-based plans for directors
    o   Votes on employee stock purchase plans
    o   Shareholder proposals that seek to limit executive and director pay
    o   Proposals to ratify or cancel golden or tin parachutes


MISCELLANEOUS ISSUES
TCW Votes in Favor of:
    o   Proposals to change a corporate name
    o Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

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

TCW Votes Against:
    o   Proposals regarding charitable contributions
    o Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:
    o Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year


CONFLICT RESOLUTION
It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW's philosophy of referring discretionary votes to its portfolio managers, TCW's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager. TCW clients will also soon be able to access TCW's proxy voting record on the TCW website.

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TCW or the Outside Service will keep records of the following items: (i) TCW's
Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.
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                                TT INTERNATIONAL
                              INVESTMENT MANAGEMENT
                  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES



INTRODUCTION

These specific policies and procedures supplement TT's Proxy Voting Policies and Procedures dated June 3rd, 2003 (the "Proxy Voting Policies"), which establish the broad principles which govern TT's approach to its responsibilities relating to proxy voting, including:-

            -     TT's status as a fiduciary.

            -     The primacy of the clients' best economic interests.

            - The identification and resolution of potential and material conflicts of interest.

            -     Conformity with a client's voting directions.

            -     TT's Corporate Actions Unit.

            -     Consultation with TT's compliance officers.

            -     ERISA requirements.

            -     Recordkeeping.

            -     Reporting to the Trustees.

This second document gives guidance on (1) how to vote on specific issues or in particular circumstances, (2) the involvement of all relevant portfolio managers, and (3) the resolution of differences of opinion.


VOTING GUIDELINES

Each vote requires individual consideration according to the circumstances of the case. Exceptional circumstances may lead to a departure from TT's general practice. However, the following guidelines should generally be followed. Any departure should be cleared by Compliance.


BOARD OF DIRECTORS

               Vote against the election of directors if the board is likely to have should such directors be elected a majority of non-independent directors.

               Vote against the appointment or re-appointment of the chairman and/or chief executive officer where they are the same person.

               Vote against stock option plans which include awards to
                      directors.

               Vote against an excessive severance compensation package paid to any director which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

               Withhold votes from directors who have approved excessive
                      severance compensation packages which have not manifestly provided shareholder value.

Executive Compensation

               Vote in favour of stock option plans which align the interests of shareholders and management and are likely to create a significant correlation over a reasonable period between compensation and the enhancement of shareholder value.

               Vote against options awarded at strike prices which are at a discount to market price.

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               Vote against the ability to lower the strike price of
                      outstanding options or against reductions in the strike price of outstanding options.

               Vote against unrestricted options. Vote against accelerated vesting of option awards in the event of a change of control.

               Vote against option schemes which concentrate option ownership among a small number of senior executives.

               Vote against the making of loans to directors or employees to pay for stock or exercise options.

               Vote against an excessive severance compensation package paid to any employee which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

Takeover Protection

               Vote against "crown jewel" defences which are made part of an anti-takeover defence unless they are shown to be in the best interests of shareholders.

               Vote against arrangements that lock up a bid for the issuer of the shares to be voted so that other bids are prevented.

               Vote against the payment of "greenmail" unless it is considered to be in the best interests of shareholders.

               Vote against reincorporation proposals that are posed as part of an anti-takeover defence or solely to limit directors' liability.

Shareholder Rights

               Vote against the creation of dual class voting stock.

               Vote against linked proposals one or more of which is not in the best interests of the shareholders.

               Generally vote against "stakeholder proposals" which would alter the responsibility of directors to the shareholders.

               Vote against a proposal to increase the number of voters
                      required on an issue above two-thirds of the outstanding shares unless it is in the best interest of the shareholders.


INVOLVEMENT OF PORTFOLIO MANAGERS

TT's voting process is described in the Proxy Voting Policies referred to above. Set out below is the current list of portfolio managers and analysts, with their areas of responsibility.

The TT Ideas Factory is organized under sector specialist & geographic lines, currently as follows:

      Tim Tacchi:       Senior Partner, Europe - Generalist
      Dean Smith:       Partner, Europe -Generalist/Telco/Tech/Construction/Oils
      Patrick Deane:    Partner, Europe - Generalist/Media/Pharma/Utilities
      Mark Eady:        Partner, Europe - Generalist/Financials
      Andrew Raikes:    Analyst, Europe - Generalist/Consumer
      Matthew Riley:    Analyst, Europe -Generalist/Pharma
      Martin Pluck:     Partner -  Generalist/Sector Strategy
      Martin Shenfield: Partner, Asia/Pacific
      John Hobson:      Partner, Japan
      Pauline Pong:     Partner, Japan
      Gawain Barnard:   Analyst, Asia/Pacific
      John Whitcher:    Analyst, Australasia

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      Roger Bernheim:   Partner, European Hedge

Stock proxies are normally voted on by the member of the Ideas Factory who is responsible for the stock's sector (for Europe) or its geographic region (outside Europe). This individual is identified on the investment template, which is maintained for each stock held by TT.

For example a proxy for a UK retailer should be voted on by Andrew Raikes whereas an Australian bank should be voted by John Whitcher. These members of staff should when practicable consult any other relevant geographic or sector specialists.

If the most appropriate member of the Ideas Factory is not able to make a timely voting decision, a suitable alternate will be identified by Compliance and will take the decision on his behalf. However, normally enough notice should be received so that this is not necessary.


DIFFERENCES OF OPINION

Differences of opinion between relevant portfolio managers may arise from time to time on how proxies should be voted, as they may do in relation to the day to day investment decisions. This is to be welcomed as healthy and beneficial to the investment management process. Differences should be resolved through analysis and debate, the outcome of which must be clearly documented. In the event of a failure to agree, Compliance will determine the manner in which the proxies will be voted.


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